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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-02864

                          Pioneer Bond Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  July 1, 2011 through June 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                           Pioneer Bond Fund

--------------------------------------------------------------------------------
                           Annual Report | June 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:
                           Class A    PIOBX
                           Class B    PBOBX
                           Class C    PCYBX
                           Class R    PBFRX
                           Class Y    PICYX
                           Class Z    PIBZX


                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents
Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             8
Prices and Distributions                                                      9
Performance Update                                                           10
Comparing Ongoing Fund Expenses                                              16
Schedule of Investments                                                      18
Financial Statements                                                         58
Notes to Financial Statements                                                68
Report of Independent Registered Public Accounting Firm                      78
Trustees, Officers and Service Providers                                     79

                                   Pioneer Bond Fund | Annual Report | 6/30/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Bond Fund | Annual Report | 6/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                   Pioneer Bond Fund | Annual Report | 6/30/12 3

Portfolio Management Discussion | 6/30/12

The bond market delivered generally positive results over the 12 months ended June 30, 2012, although credit-sensitive securities had lagged during the first six months of the period amid concerns about European debt problems and fears of an economic downturn in the U.S. In the following discussion, Kenneth J. Taubes reviews the factors that affected the performance of Pioneer Bond Fund during the 12 months ended June 30, 2012. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund.

Q  How did the Fund perform during the 12 months ended June 30, 2012?

A Pioneer Bond Fund Class A shares returned 5.91% at net asset value during the 12 months ended June 30, 2012, while the Fund's benchmark, the Barclays Capital Aggregate Bond Index (the Barclays Index), returned 7.47%. During the same period, the average return of the 116 mutual funds in Lipper's Corporate Debt A-rated Funds category was 7.67%. On June 30, 2012, the 30-day standardized SEC yield of the Fund's Class A shares was 3.52% with fees waived, and 3.35% without fees waived.

Q How would you describe the investment environment for fixed-income securities during the 12 months ended June 30, 2012?

A During the first six months of the period, from July through December 2011, U.S. Treasuries in particular generated solid returns, as investors sought out the perceived safety of Treasuries due to fears about two troubling scenarios: the potential spillover effects of a banking and sovereign-debt crisis in Europe; and the possibility that the U.S. economy might fall back into recession as growth decelerated and energy and fuel costs rose. Corporate bonds did not fare badly during those first six months of the period; they just underperformed Treasuries. Corporate bonds, led by the high-yield sector, returned to favor in the second half of the period, from January through June 2012, when investors' worries somewhat abated about both the European debt situation and a feared "double-dip" recession at home. In Europe, the European Central Bank's (ECB's) more accommodative monetary policy has helped to marginally improve the outlook there, easing financial liquidity problems even as the sovereign-debt problems persist. In the United States, the housing sector has shown progress, while energy costs have declined as domestic energy production has increased. Interest rates also have fallen, which has helped consumers to slightly improve their fiscal situations. While manufacturing growth has slowed a bit, we believe that is mostly due to decreased demand in Europe and Asia.

4 Pioneer Bond Fund | Annual Report | 6/30/12

Q What were your views on the investment environment during the 12 months ended June 30, 2012, and how was the Fund positioned during the period?

A We held to a consistent investment view throughout the 12-month period, believing that the U.S. economy was recovering, albeit at a slow pace, and that improvements in the housing sector as well as modest gains in consumer spending would sustain the economic recovery. We believed that government debt, including U.S. Treasuries, was very expensive and didn't offer long-term value, especially given that little or no progress had been made in Washing-ton, D.C., to deal with the nation's debt problem. We thought corporate debt, in particular, was relatively attractive. Corporations generally have been in good financial condition, with improving cash flows that companies have been using to reduce their debt burdens and build up their cash balances. If anything, corporations were under-investing on the growth side during the 12-month period, holding back on expansion plans in light of worries about the debt situation in Europe and concerns about a lack of clarity in U.S. tax and regulatory policies. Consumers in the United States also have generally strengthened their financial positions since the downturn of 2007-08, by reducing personal debt and increasing savings rates.

   Given all the factors at play during the period, we emphasized corporate bonds and credit-sensitive securities in the Fund's portfolio throughout the 12 months ended June 30, 2012, while underweighting Treasuries and other government agency securities.

   The Fund's positioning, with its focus on corporate debt, proved to be detrimental to benchmark-relative performance in the first half of the 12-month period, which encompassed the last six months of 2011. Moreover, the underperformance of the Barclays Index during the second half of 2011 was primarily responsible for the Fund's lagging the benchmark over the entire 12-month period ended June 30, 2012, even though the Fund produced very good benchmark-relative results during the final six months of the period (January through June 2012), when corporate bonds again outperformed and the portfolio's overweighted position in the corporate sector supported relative performance. (The Fund's Class A shares at net asset value returned 4.25% during the first six months of 2012, while the Barclays Index returned 2.37%.)

   At the end of the Fund's fiscal year, on June 30, 2012, the majority of the portfolio's assets were held in investment-grade corporate bonds, mortgage-backed securities and other pass-through debt. Treasuries and government-agency bonds accounted for about 15% of the Fund's net assets, while high-yield, below-investment-grade debt represented another 15% of

                                   Pioneer Bond Fund | Annual Report | 6/30/12 5
   assets. The effective duration of the Fund's investments was 4.25 years as of June 30, 2012 (duration is a measure of a portfolio's price sensitivity to changes in interest rates), while the average maturity was 7.54 years.

Q What types of investments most affected the Fund's performance during the 12 months ended June 30, 2012?

A Security selection in all sectors was very good for the Fund's performance during the 12-month period, in Treasuries as well as corporate bonds. Even though we underweighted the portfolio to Treasuries, the Fund's holdings in that asset class tended to have longer maturities, and that helped returns significantly, as long-term Treasuries outperformed for the entire fiscal year ended June 30, 2012. In fact, all of the Fund's top 10 contributors to benchmark-relative performance during the 12-month period were government bonds, principally 30-year Treasuries.

   Despite good overall security selection, the Fund did own some disappointing investments during the period, including the preferred securities of Forest City, a firm affected by lingering problems in the real estate market; commercial mortgage-backed securities issued by CSFB (Credit Suisse First Boston), the international financial services firm; and securities issued by Alliance Airport Authority, which were unsecured bonds backed by revenues from AMR (the parent of American Airlines), which filed for bankruptcy protection in late 2011.

Q  What is your investment outlook?

A Although the pace of economic growth may have slowed so far this year, the economic recovery is proceeding and we think the expansion will persist. Some key sectors are even showing signs of improvement, with housing a notable example. Moreover, recent declines in energy prices should remove one of the obstacles to growth, while modest gains in employment also should help matters by giving a boost to consumer demand.

   A growing economy should support continued improvement in the financial health of American corporations and support their ability to meet their debt obligations. At current prices, we believe that corporate debt is attractive relative to other fixed-income investments; and we find high-yield corporate bonds especially attractive. In contrast, after a year of outperformance, we believe Treasuries offer even less relative value than before. When one factors in inflation, short-term and intermediate-term Treasuries are paying negative real yields. Given all the factors discussed here, we think it makes sense to emphasize corporate debt in the portfolio, including high-yield and investment-grade bonds as well as bank loans.

6 Pioneer Bond Fund | Annual Report | 6/30/12

Please refer to the Schedule of Investments on pages 18-57 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The securities issued by U.S. Government-sponsored entities (i.e., Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

                                   Pioneer Bond Fund | Annual Report | 6/30/12 7

Portfolio Summary | 6/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                         28.9%
U.S. Government Securities                   19.8%
Collateralized Mortgage Obligations          17.9%
International Corporate Bonds                 7.5%
Municipal Bonds                               6.9%
Senior Secured Loans                          6.5%
Asset Backed Securities                       5.5%
Temporary Cash Investments                    3.7%
U.S. Preferred Stocks                         1.0%
Convertible Preferred Stocks                  1.0%
Foreign Government Bonds                      0.8%
Convertible Corporate Bonds                   0.5%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                          35.0%
AA                                            6.2%
A                                            11.4%
BBB                                          28.2%
BB                                            9.2%
B                                             3.7%
CCC                                           1.7%
Cash Equivalent                               3.4%
Not Rated                                     1.2%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.     U.S. Treasury Bonds, 4.5%, 8/15/39                                             0.90%
---------------------------------------------------------------------------------------------
  2.     U.S. Treasury Bonds, 4.5%, 5/15/38                                             0.83
---------------------------------------------------------------------------------------------
  3.     U.S. Treasury Bonds, 4.25%, 5/15/39                                            0.73
---------------------------------------------------------------------------------------------
  4.     U.S. Treasury Bonds, 4.5%, 2/15/36                                             0.72
---------------------------------------------------------------------------------------------
  5.     U.S. Treasury Notes, 2.75%, 2/15/19                                            0.71
---------------------------------------------------------------------------------------------
  6.     State Street Capital Trust III, Floating Rate Note, 1/29/49 (Perpetual)        0.69
---------------------------------------------------------------------------------------------
  7.     U.S. Treasury Notes, 2.125%, 8/15/21                                           0.61
---------------------------------------------------------------------------------------------
  8.     Forest City Enterprises, Inc., 7.0%, 12/31/99 (Perpetual)                      0.58
---------------------------------------------------------------------------------------------
  9.     Massachusetts Health & Educational Facilities Authority, 5.5%, 11/15/36        0.57
---------------------------------------------------------------------------------------------
 10.     Goldman Sachs Capital II, Floating Rate Note, 6/1/43                           0.54
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer Bond Fund | Annual Report | 6/30/12

Prices and Distributions | 6/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      6/30/12                      6/30/11
--------------------------------------------------------------------------------
           A                         $9.73                        $9.66
--------------------------------------------------------------------------------
           B                         $9.67                        $9.60
--------------------------------------------------------------------------------
           C                         $9.63                        $9.55
--------------------------------------------------------------------------------
           R                         $9.82                        $9.74
--------------------------------------------------------------------------------
           Y                         $9.65                        $9.57
--------------------------------------------------------------------------------
           Z                         $9.76                        $9.68
--------------------------------------------------------------------------------

Distributions per Share: 7/1/11-6/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment         Short-Term             Long-Term
     Class              Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A               $0.4349               $    --              $0.0499
--------------------------------------------------------------------------------
       B               $0.3318               $    --              $0.0499
--------------------------------------------------------------------------------
       C               $0.3472               $    --              $0.0499
--------------------------------------------------------------------------------
       R               $0.3993               $    --              $0.0499
--------------------------------------------------------------------------------
       Y               $0.4530               $    --              $0.0499
--------------------------------------------------------------------------------
       Z               $0.4551               $    --              $0.0499
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.

                                   Pioneer Bond Fund | Annual Report | 6/30/12 9

Performance Update | 6/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                           Net Asset        Public Offering
Period                     Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
10 Years                   6.22%            5.73%
5 Years                    7.32             6.34
1 Year                     5.91             1.09
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           1.06%            0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer              Barclays Capital
                        Bond Fund            Aggregate Bond Index
6/30/2002               $      9,550         $     10,000
6/30/2003               $     10,636         $     11,040
6/30/2004               $     10,953         $     11,075
6/30/2005               $     11,791         $     11,829
6/30/2006               $     11,644         $     11,733
6/30/2007               $     12,262         $     12,452
6/30/2008               $     13,076         $     13,339
6/30/2009               $     13,422         $     14,145
6/30/2010               $     15,396         $     15,489
6/30/2011               $     16,486         $     16,093
6/30/2012               $     17,460         $     17,296

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Bond Fund | Annual Report | 6/30/12

Performance Update | 6/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                           If               If
Period                     Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   5.21%            5.21%
5 Years                    6.25             6.25
1 Year                     4.82             0.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           1.95%            1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer              Barclays Capital
                        Bond Fund            Aggregate Bond Index
6/30/2002               $    10,000          $    10,000
6/30/2003               $    11,044          $    11,040
6/30/2004               $    11,270          $    11,075
6/30/2005               $    12,027          $    11,829
6/30/2006               $    11,769          $    11,733
6/30/2007               $    12,271          $    12,452
6/30/2008               $    12,970          $    13,339
6/30/2009               $    13,180          $    14,145
6/30/2010               $    14,955          $    15,489
6/30/2011               $    15,850          $    16,093
6/30/2012               $    16,614          $    17,296

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. Please see the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 11

Performance Update | 6/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                           If               If
Period                     Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   5.28%            5.28%
5 Years                    6.37             6.37
1 Year                     5.12             5.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           1.73%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer              Barclays Capital
                        Bond Fund            Aggregate Bond Index
6/30/2002               $    10,000          $    10,000
6/30/2003               $    11,028          $    11,040
6/30/2004               $    11,261          $    11,075
6/30/2005               $    12,013          $    11,829
6/30/2006               $    11,763          $    11,733
6/30/2007               $    12,279          $    12,452
6/30/2008               $    12,990          $    13,339
6/30/2009               $    13,201          $    14,145
6/30/2010               $    15,000          $    15,489
6/30/2011               $    15,910          $    16,093
6/30/2012               $    16,724          $    17,296

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance shown for Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Bond Fund | Annual Report | 6/30/12

Performance Update | 6/30/12                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                           If               If
Period                     Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   5.92%            5.92%
5 Years                    6.92             6.92
1 Year                     5.58             5.58
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           1.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer              Barclays Capital
                        Bond Fund            Aggregate Bond Index
6/30/2002               $    10,000          $    10,000
6/30/2003               $    11,100          $    11,040
6/30/2004               $    11,454          $    11,075
6/30/2005               $    12,287          $    11,829
6/30/2006               $    12,111          $    11,733
6/30/2007               $    12,722          $    12,452
6/30/2008               $    13,505          $    13,339
6/30/2009               $    13,822          $    14,145
6/30/2010               $    15,781          $    15,489
6/30/2011               $    16,834          $    16,093
6/30/2012               $    17,773          $    17,296

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. The performance shown for Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 13

Performance Update | 6/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                           If               If
Period                     Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   6.59%            6.59%
5 Years                    7.62             7.62
1 Year                     6.27             6.27
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           0.61%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer              Barclays Capital
                        Bond Fund            Aggregate Bond Index
6/30/2002               $    5,000,000       $    5,000,000
6/30/2003               $    5,593,202       $    5,520,034
6/30/2004               $    5,787,650       $    5,537,694
6/30/2005               $    6,254,570       $    5,914,342
6/30/2006               $    6,206,036       $    5,866,705
6/30/2007               $    6,556,850       $    6,225,787
6/30/2008               $    7,010,174       $    6,669,259
6/30/2009               $    7,216,970       $    7,072,540
6/30/2010               $    8,303,809       $    7,744,311
6/30/2011               $    8,905,886       $    8,046,450
6/30/2012               $    9,464,527       $    8,647,817

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on September 20, 2001, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Bond Fund | Annual Report | 6/30/12

Performance Update | 6/30/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Barclays Capital Aggregate Bond Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                           If               If
Period                     Held             Redeemed
--------------------------------------------------------------------------------
10 Years                   6.28%            6.28%
5 Years                    7.66             7.66
1 Year                     6.23             6.23
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated November 1, 2011)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           0.72%            0.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer              Barclays Capital
                        Bond Fund            Aggregate Bond Index
6/30/2002               $    10,000          $    10,000
6/30/2003               $    11,138          $    11,040
6/30/2004               $    11,471          $    11,075
6/30/2005               $    12,348          $    11,829
6/30/2006               $    12,194          $    11,733
6/30/2007               $    12,714          $    12,452
6/30/2008               $    13,602          $    13,339
6/30/2009               $    14,067          $    14,145
6/30/2010               $    16,132          $    15,489
6/30/2011               $    17,310          $    16,093
6/30/2012               $    18,387          $    17,296

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception on July 6, 2007 would have been higher than that shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through November 1, 2013, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table,together with the amount you invested,to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from January 1, 2012 through June 30, 2012.

-----------------------------------------------------------------------------------------------------
Share Class                  A            B            C            R             Y             Z
-----------------------------------------------------------------------------------------------------
Beginning Account        $1,000.00    $1,000.00    $1,000.00    $1,000.00     $1,000.00     $1,000.00
Value on 1/1/12
-----------------------------------------------------------------------------------------------------
Ending Account Value     $1,059.10    $1,048.20    $1,051.20    $1,055.80     $1,062.70     $1,062.30
(after expenses)
on 6/30/12
-----------------------------------------------------------------------------------------------------
Expenses Paid                $4.32        $9.62        $8.77        $6.34         $3.30         $3.30
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.73%, 1.25%, 0.65%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

16 Pioneer Bond Fund | Annual Report | 6/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses,which is not the Fund's actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in the Fund and other funds.To do so,compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs,such as sales charges (loads) that are charged at the time of the transaction. Therefore,the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.In addition,if these transaction costs were included,your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on a hypothetical 5% per year return before expenses,reflecting the period from January 1, 2012 through June 30, 2012.

---------------------------------------------------------------------------------------------------
Share Class                   A            B            C            R           Y            Z
---------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00    $1,000.00    $1,000.00    $1,000.00   $1,000.00    $1,000.00
Value on 1/1/12
---------------------------------------------------------------------------------------------------
Ending Account Value      $1,020.64    $1,015.42    $1,016.26    $1,018.65   $1,021.63    $1,021.63
(after expenses)
on 6/30/12
---------------------------------------------------------------------------------------------------
Expenses Paid                 $4.27        $9.52        $8.67        $6.27       $3.27        $3.27
During Period*
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.90%, 1.73%, 1.25%, 0.65%, and 0.65% for Class A, Class B, Class C, Class R, Class Y, and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                                  Pioneer Bond Fund | Annual Report | 6/30/12 17

Schedule of Investments | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE BONDS -- 0.6%
                                            ENERGY -- 0.2%
                                            Coal & Consumable Fuels -- 0.2%
    2,680,000                      BB-/NR   Alpha Appalachia Holdings, Inc.,
                                            3.25%, 8/1/15                                $    2,311,500
                                                                                         --------------
                                            Total Energy                                 $    2,311,500
-------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                                            Health Care Services -- 0.0%+
      766,000                       B+/B2   Omnicare, Inc., 3.25%, 12/15/35              $      728,658
                                                                                         --------------
                                            Total Health Care Equipment
                                            & Services                                   $      728,658
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.4%
                                            Semiconductors -- 0.4%
    4,725,000                       A-/NR   Intel Corp., 2.95%, 12/15/35                 $    5,345,156
                                                                                         --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                      $    5,345,156
-------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE CORPORATE BONDS
                                            (Cost $7,394,300)                            $    8,385,314
-------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
-------------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 1.1%
                                            BANKS -- 0.6%
                                            Diversified Banks -- 0.6%
       64,000          6.50       BBB+/A3   US Bancorp, Floating Rate Note,
                                            12/31/99 (Perpetual)                         $    1,829,120
      235,000          6.00       BBB+/A3   US Bancorp, Floating Rate Note,
                                            12/31/99 (Perpetual)                              6,434,300
                                                                                         --------------
                                                                                         $    8,263,420
                                                                                         --------------
                                            Total Banks                                  $    8,263,420
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.2%
                                            Other Diversified Financial Services -- 0.2%
      116,000          7.88        BB/Ba2   Citigroup Capital XIII, Floating Rate
                                            Note, 10/30/40                               $    3,165,640
                                                                                         --------------
                                            Total Diversified Financials                  $    3,165,640
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.3%
                                            Life & Health Insurance -- 0.3%
      153,800          7.38      BB+/Baa3   Delphi Financial Group, Inc., Floating
                                            Rate Note, 5/15/37                           $    3,787,325
                                                                                         --------------
                                            Total Insurance                              $    3,787,325
-------------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $14,584,620)                           $   15,216,385
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate(b)       Ratings
Shares          (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE PREFERRED STOCKS -- 1.0%
                                            BANKS -- 0.4%
                                            Diversified Banks -- 0.4%
        5,610                    BBB+/Ba1   Wells Fargo & Co., 7.5%, 12/31/99
                                            (Perpetual)                                  $    6,311,250
                                                                                         --------------
                                            Total Banks                                  $    6,311,250
-------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.6%
                                            Real Estate Operating Companies -- 0.6%
      150,400                   CCC+/Caa2   Forest City Enterprises, Inc., 7.0%,
                                            12/31/99 (Perpetual)                         $    7,961,800
                                                                                         --------------
                                            Total Real Estate                            $    7,961,800
-------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE PREFERRED STOCKS
                                            (Cost $13,939,199)                           $   14,273,050
-------------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES -- 5.5%
                                            MATERIALS -- 0.2%
                                            Precious Metals & Minerals -- 0.1%
      700,000                       NR/B1   Credit-Based Asset Servicing and
                                            Securitization LLC, 6.25%, 10/25/36
                                            (Step) (144A)                                $      678,181
    1,165,843          0.95       AA+/Aa2   Credit-Based Asset Servicing and
                                            Securitization LLC, Floating Rate
                                            Note, 5/25/50 (144A)                              1,137,029
                                                                                         --------------
                                                                                         $    1,815,210
-------------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.1%
      800,000          1.54       AAA/Aaa   Chase Issuance Trust, Floating Rate
                                            Note, 8/15/15                                $      811,831
                                                                                         --------------
                                            Total Materials                              $    2,627,041
-------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                            Research & Consulting Services -- 0.1%
      713,333                        A/NR   TAL Advantage LLC, 4.31%,
                                            5/20/26 (144A)                               $      719,388
                                                                                         --------------
                                            Total Commercial Services & Supplies         $      719,388
-------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.4%
                                            Automobile Manufacturers -- 0.4%
      500,000                      NR/Aa3   AmeriCredit Automobile Receivables
                                            Trust, 4.04%, 7/10/17                        $      527,233
      650,000                     AA-/Aa2   AmeriCredit Automobile Receivables
                                            Trust, 4.2%, 11/8/16                                686,682
      402,461                        A/NR   Santander Drive Auto Receivables
                                            Trust, 1.89%, 5/15/17 (144A)                        399,283

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 19

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- (continued)
    1,350,000                      NR/Aa1   Santander Drive Auto Receivables
                                            Trust, 2.66%, 1/15/16                        $    1,371,735
    1,635,366                      BBB/NR   Santander Drive Auto Receivables Trust,
                                            3.35%, 6/15/17 (144A)                             1,635,366
    1,300,000                        A/A1   Santander Drive Auto Receivables Trust,
                                            3.78%, 11/15/17                                   1,337,725
                                                                                         --------------
                                                                                         $    5,958,024
                                                                                         --------------
                                            Total Automobiles & Components               $    5,958,024
-------------------------------------------------------------------------------------------------------
                                            BANKS -- 2.7%
                                            Diversified Banks -- 0.1%
      874,567          0.34        NR/Aa1   Wells Fargo Home Equity Trust, Floating
                                            Rate Note, 4/25/37                           $      852,915
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 2.6%
      428,800          1.33        AAA/A1   Accredited Mortgage Loan Trust, Floating
                                            Rate Note, 10/25/34                          $      377,821
      180,171          0.34       BBB/Ba3   Accredited Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/37                                  180,297
    1,059,554          0.43         AA/B2   ACE Securities Corp., Floating Rate
                                            Note, 3/25/36                                       967,842
    1,434,573          6.50       BBB+/A2   ACE Securities Corp., Floating Rate
                                            Note, 8/15/30 (144A)                              1,497,010
    1,359,485                       NR/A1   Bombardier Capital Mortgage
                                            Securitization Corp., 6.65%, 4/15/28              1,429,432
    2,045,140                       AA/NR   CarNow Auto Receivables Trust, 2.09%,
                                            1/15/15 (144A)                                    2,045,139
      310,276          0.98        AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/35                                  301,811
      268,755          0.65      AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                            Rate Note, 9/25/35                                  258,202
      523,803                      AAA/B2   Citicorp Residential Mortgage Securities,
                                            Inc., 5.775%, 9/25/36 (Step)                        508,297
    1,700,000                        A/B2   Citicorp Residential Mortgage Securities,
                                            Inc., 5.892%, 3/25/37 (Step)                      1,643,154
    2,791,000                        A/B1   Citicorp Residential Mortgage Securities,
                                            Inc., 5.939%, 7/25/36 (Step)                      2,655,268
      797,069          0.52        AA+/A2   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 1/25/36                         751,321
      597,686          0.35      BBB/Baa3   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 1/25/37                         595,224
      532,276          0.66       AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 7/25/35                         523,257
      246,773          1.15        A-/Ba2   Citigroup Mortgage Loan Trust, Inc.,
                                            Floating Rate Note, 7/25/37                         243,184
    1,137,851          4.00         NR/NR   Conn Funding II LP, Floating Rate
                                            Note, 4/15/16 (144A)                              1,135,006

The accompanying notes are an integral part of these financial statements.

20 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    2,094,682          5.07        AAA/B2   Countrywide Asset-Backed Certificates,
                                            Floating Rate Note, 2/25/36                  $    1,974,238
    1,333,745          0.59      BBB/Baa3   Countrywide Home Equity Loan Trust,
                                            Floating Rate Note, 11/15/28                      1,284,468
      368,373          0.79        AAA/NR   First Franklin Mortgage Loan Asset
                                            Backed Certificates, Floating Rate
                                            Note, 9/25/34                                       358,154
    4,700,000          0.65       AAA/Aa2   First NLC Trust, Floating Rate Note,
                                            9/25/35                                           4,381,998
       96,889          0.36          A/A2   Fremont Home Loan Trust, Floating
                                            Rate Note, 2/25/36                                   96,561
    1,499,894          0.71       AA+/Aa1   Fremont Home Loan Trust, Floating
                                            Rate Note, 6/25/35                                1,469,707
      407,563          0.89          A/A2   GSAMP Trust, Floating Rate Note,
                                            3/25/35                                             387,035
       19,252          0.62       AAA/Aaa   GSAMP Trust, Floating Rate Note,
                                            7/25/45                                              19,223
      380,679          0.63       AAA/Aa1   GSAMP Trust, Floating Rate Note,
                                            9/25/35                                             376,148
    1,200,000                       AA/NR   Leaf II Receivables Funding LLC, 4.9%,
                                            2/20/22 (144A)                                    1,195,920
      454,256                   BBB+/Baa1   Lehman ABS Manufactured Housing
                                            Contract Trust, 5.873%, 4/15/40                     473,479
    4,903,715                   CCC+/Caa3   Local Insight Media Finance LLC,
                                            5.88%, 10/23/37 (144A)                            1,961,486
    2,200,000          2.50     BBB+/Baa3   Madison Avenue Manufactured
                                            Housing Contract, Floating Rate
                                            Note, 3/25/32                                     2,025,959
      867,238                        A/NR   Mid-State Trust, 5.25%,
                                            12/15/45 (144A)                                     889,047
      330,691          0.31       CCC/Ba3   Morgan Stanley ABS Capital I, Floating
                                            Rate Note, 12/25/36                                 179,264
       30,075          0.30      CCC/Caa2   Morgan Stanley IXIS Real Estate Capital
                                            Trust, Floating Rate Note, 11/25/36                   9,809
      983,442          0.51       AAA/Aa3   Option One Mortgage Loan Trust, Floating
                                            Rate Note, 11/25/35                                 940,733
      201,791          0.37       BBB/Aa3   Option One Mortgage Loan Trust, Floating
                                            Rate Note, 2/25/38                                  200,030
      816,779          5.91         AA/A3   Origen Manufactured Housing, Floating
                                            Rate Note, 1/15/35                                  859,921
      484,000          5.46       AAA/Aa3   Origen Manufactured Housing, Floating
                                            Rate Note, 11/15/35                                 513,319
      726,767                       NR/A2   Oxford Finance Funding Trust, 3.9%,
                                            3/15/17 (144A)                                      727,676
    1,313,246          0.69        AA+/A3   RASC Trust, Floating Rate Note, 8/25/35           1,260,209
       19,288          0.36        BB/Ba3   RASC Trust, Floating Rate Note, 8/25/36              19,267

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 21

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    1,400,000                        A/NR   SNAAC Auto Receivables Trust, 3.11%,
                                            6/15/17 (144A)                               $    1,399,860
                                                                                         --------------
                                                                                         $   38,115,776
                                                                                         --------------
                                            Total Banks                                  $   38,968,691
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 2.1%
                                            Other Diversified Financial Services -- 0.6%
      154,592          0.69        AA/Aa2   Asset Backed Securities Corp. Home
                                            Equity, Floating Rate Note, 4/25/35          $      151,552
    1,000,000                       AA/NR   DT Auto Owner Trust, 2.26%,
                                            10/16/17 (144A)                                   1,000,078
    1,399,143                        A/NR   DT Auto Owner Trust, 3.46%,
                                            1/15/14 (144A)                                    1,400,945
    1,400,000                      BBB/NR   DT Auto Owner Trust, 4.89%,
                                            1/17/17 (144A)                                    1,412,039
      278,935                       NR/NR   DT Auto Owner Trust, 5.92%,
                                            10/15/15 (144A)                                     281,417
      530,239          1.25          B/B1   Ellington Loan Acquisition Trust,
                                            Floating Rate Note, 5/26/37 (144A)                  524,156
      355,260          1.05          B/B1   Ellington Loan Acquisition Trust,
                                            Floating Rate Note, 5/27/37 (144A)                  349,400
    1,815,256          0.66       AAA/Aaa   Home Equity Asset Trust, Floating
                                            Rate Note, 11/25/35                               1,782,781
      270,030          0.49        AAA/A1   JP Morgan Mortgage Acquisition
                                            Corp., Floating Rate Note, 12/25/35                 251,808
      800,000                        A/NR   Prestige Auto Receivables Trust,
                                            3.9%, 7/16/18 (144A)                                814,270
    1,081,667                       A-/NR   Textainer Marine Containers, Ltd.,
                                            4.21%, 4/15/27 (144A)                             1,089,525
                                                                                         --------------
                                                                                         $    9,057,971
-------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.9%
      964,464                      NR/Aaa   321 Henderson Receivables I LLC,
                                            3.82%, 12/15/48 (144A)                       $      982,547
    2,358,267          0.52       AA/Baa3   Aegis Asset Backed Securities Trust,
                                            Floating Rate Note, 12/25/35                      2,035,019
    4,956,344                   BBB+/Baa1   Dominos Pizza Master Issuer LLC,
                                            5.216%, 1/25/42 (144A)                            5,168,291
    1,737,766                     NR/Baa1   Irwin Home Equity Corp., 5.32%,
                                            6/25/35 (Step)                                    1,677,120
      800,000          0.95          A/A2   Irwin Home Equity Corp., Floating
                                            Rate Note, 4/25/30                                  667,063
      149,091          0.68       AA+/Aa1   Mastr Asset Backed Securities Trust,
                                            Floating Rate Note, 5/25/35                         146,522
      908,073          0.60       AAA/Aaa   New Century Home Equity Loan Trust,
                                            Floating Rate Note, 3/25/35                         842,935

The accompanying notes are an integral part of these financial statements.

22 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- (continued)
    1,552,396          0.51        NR/Aaa   New Century Home Equity Loan Trust,
                                            Floating Rate Note, 6/25/35                  $    1,542,576
                                                                                         --------------
                                                                                         $   13,062,073
-------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.3%
    2,500,000          0.30       AAA/Aaa   MBNA Credit Card Master Note Trust,
                                            Floating Rate Note, 10/15/15                 $    2,499,985
      900,000          1.22       AAA/Aaa   SLM Student Loan Trust, Floating
                                            Rate Note, 4/27/26 (144A)                           871,011
                                                                                         --------------
                                                                                         $    3,370,996
-------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.3%
    3,282,961                     AA-/Aa3   Terwin Mortgage Trust, 4.534%,
                                            9/25/36 (Step)                               $    3,121,324
    1,279,250                        A/NR   Triton Container Finance LLC, 4.21%,
                                            5/14/27 (144A)                                    1,284,367
                                                                                         --------------
                                                                                         $    4,405,691
                                                                                         --------------
                                            Total Diversified Financials                  $   29,896,731
-------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $80,914,817)                           $   78,169,875
-------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.7%
                                            CONSUMER SERVICES -- 0.1%
                                            Hotels, Resorts & Cruise Lines -- 0.1%
      800,000                     NR/Baa3   S2 Hospitality LLC, 4.5%,
                                            4/15/25 (144A)                               $      803,830
                                                                                         --------------
                                            Total Consumer Services                      $      803,830
-------------------------------------------------------------------------------------------------------
                                            BANKS -- 11.9%
                                            Thrifts & Mortgage Finance -- 11.9%
    2,264,940                      NR/Ba3   Banc of America Alternative Loan
                                            Trust, 5.0%, 7/25/19                         $    2,318,748
    1,286,214                       NR/B2   Banc of America Alternative Loan
                                            Trust, 5.25%, 5/25/34                             1,310,450
    1,576,278                      NR/Ba1   Banc of America Alternative Loan
                                            Trust, 5.5%, 1/25/20                              1,605,480
    1,468,869                       NR/B1   Banc of America Alternative Loan
                                            Trust, 5.5%, 11/25/19                             1,489,497
    2,217,699                     NR/Baa2   Banc of America Alternative Loan
                                            Trust, 5.5%, 9/25/33                              2,257,871
    1,133,421                    AAA/Baa2   Banc of America Alternative Loan
                                            Trust, 5.75%, 4/25/33                             1,192,657
    2,150,945                      NR/Ba2   Banc of America Alternative Loan
                                            Trust, 6.0%, 3/25/34                              2,219,954

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 23

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    1,685,636                       B-/NR   Banc of America Funding Corp.,
                                            5.5%, 1/25/36                                $    1,663,338
    1,792,936          0.37         BB-/A   Banc of America Funding Corp., Floating
                                            Rate Note, 8/26/36 (144A)                         1,667,072
    8,962,723                     NR/Caa2   Bayview Commercial Asset Trust,
                                            3.855%, 9/25/37 (Step) (144A) (c)                   829,052
    1,303,278          0.61       AAA/Aa3   Bayview Commercial Asset Trust, Floating
                                            Rate Note, 4/25/34 (144A)                         1,077,193
   13,370,128          4.70       NR/Caa2   Bayview Commercial Asset Trust, Floating
                                            Rate Note, 7/25/37 (144A) (c)                       881,091
      417,713          3.00         NR/NR   BCAP LLC Trust, Floating Rate Note,
                                            6/27/36 (144A)                                      418,477
    1,889,463          2.33      AAA/Baa2   Bear Stearns Adjustable Rate Mortgage
                                            Trust, Floating Rate Note, 8/25/33                1,831,651
      472,570                    AAA/Baa1   Chase Mortgage Finance Corp., 5.0%,
                                            10/25/33                                            489,038
    1,500,000          0.41      BBB+/Aa2   Citigroup Commercial Mortgage Trust,
                                            Floating Rate Note, 4/15/22 (144A)                1,386,226
    3,500,000                      NR/Aaa   Commercial Mortgage Pass Through
                                            Certificates, 4.063%, 12/10/44                    3,536,634
      150,000                     NR/Baa3   Commercial Mortgage Pass Through
                                            Certificates, 5.949%, 6/9/28 (144A)                 151,888
      645,185          0.54       AAA/Aaa   Commercial Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            11/15/17 (144A)                                     612,315
    1,377,109          0.58       AAA/Aaa   Commercial Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            11/15/17 (144A)                                   1,279,407
    1,080,803          0.42         A+/A1   Commercial Mortgage Pass Through
                                            Certificates, Floating Rate Note,
                                            6/15/22 (144A)                                    1,027,148
      830,256                     AAA/Ba2   Countrywide Alternative Loan Trust,
                                            4.25%, 4/25/34                                      837,217
    1,158,779                      AAA/B2   Countrywide Alternative Loan Trust,
                                            4.75%, 10/25/33                                   1,180,394
    1,338,009                     AAA/Ba1   Countrywide Alternative Loan Trust,
                                            5.125%, 3/25/34                                   1,360,774
    1,209,982                       BB/B2   Countrywide Alternative Loan Trust,
                                            5.5%, 1/25/35                                     1,232,533
    6,308,285                      CCC/NR   Countrywide Alternative Loan Trust,
                                            5.5%, 4/25/35                                     3,220,165
    1,765,968                       BB/NR   Countrywide Alternative Loan Trust,
                                            5.5%, 8/25/34                                     1,747,206
    1,866,276                      AAA/NR   Countrywide Alternative Loan Trust,
                                            5.75%, 12/25/33                                   1,924,485

The accompanying notes are an integral part of these financial statements.

24 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    1,227,258          0.70         B-/NR   Countrywide Alternative Loan Trust,
                                            Floating Rate Note, 8/25/18                  $    1,150,158
      388,808                      BB-/NR   Countrywide Home Loan Mortgage Pass
                                            Through Trust, 5.25%, 1/25/35                       391,257
    1,593,968          4.81       AAA/Ba1   Countrywide Home Loan Mortgage Pass
                                            Through Trust, Floating Rate Note, 12/25/33       1,529,255
      500,427          0.61       AAA/Aa3   Downey Savings & Loan Association
                                            Mortgage Loan Trust, Floating Rate
                                            Note, 7/19/44                                       390,935
    1,250,000                        A/A2   Extended Stay America Trust, 4.86%,
                                            11/5/27 (144A)                                    1,263,722
      577,713                      CCC/NR   First Horizon Asset Securities, Inc.,
                                            6.0%, 5/25/36                                       555,962
      402,702          5.71       NR/Baa1   First Horizon Asset Securities, Inc.,
                                            Floating Rate Note, 10/25/34                        403,867
      569,068          2.62        AAA/B1   First Horizon Asset Securities, Inc.,
                                            Floating Rate Note, 4/25/35                         541,867
    3,375,000                      AAA/NR   GMAC Commercial Mortgage Securities, Inc.,
                                            4.864%, 12/10/41                                  3,594,274
      800,000          5.31          A/A2   GMAC Commercial Mortgage Securities, Inc.,
                                            Floating Rate Note, 4/10/40                         780,598
    1,250,000                      NR/Aaa   GS Mortgage Securities Corp. II,
                                            3.377%, 5/10/45                                   1,276,618
      900,000                      NR/Aaa   GS Mortgage Securities Corp. II,
                                            5.56%, 11/10/39                                   1,022,405
    1,770,000                      NR/Aa3   GS Mortgage Securities Corp. II,
                                            5.591%, 11/10/39                                  1,837,961
    2,000,000          1.26       AAA/Aaa   GS Mortgage Securities Corp. II, Floating
                                            Rate Note, 3/6/20 (144A)                          1,972,894
      700,000          2.20         AA/NR   GS Mortgage Securities Corp. II, Floating
                                            Rate Note, 3/6/20 (144A)                            692,982
      439,453          2.76       BBB-/NR   GSR Mortgage Loan Trust, Floating Rate
                                            Note, 1/25/35                                       385,489
      292,944          5.74        BB-/NR   GSR Mortgage Loan Trust, Floating Rate
                                            Note, 2/25/34                                       248,295
      963,395          3.06        AAA/B1   GSR Mortgage Loan Trust, Floating Rate
                                            Note, 6/25/34                                       950,195
    1,870,058          2.75        AAA/NR   GSR Mortgage Loan Trust, Floating Rate
                                            Note, 8/25/33                                     1,793,389
      937,474          0.97        AAA/A1   Impac CMB Trust, Floating Rate
                                            Note, 10/25/34                                      780,167
      667,667          1.05       AAA/Aaa   Impac Secured Assets CMN Owner Trust,
                                            Floating Rate Note, 11/25/34                        637,155
    1,053,580          0.60       AAA/Aaa   Impac Secured Assets CMN Owner Trust,
                                            Floating Rate Note, 5/25/36                       1,000,982

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 25

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
      791,547          0.60       AAA/Aaa   Impac Secured Assets CMN Owner Trust,
                                            Floating Rate Note, 8/25/36                  $      757,546
    1,600,000                      AAA/NR   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 3.616%,
                                            11/15/43 (144A)                                   1,697,766
    1,350,000                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., 4.171%, 8/15/46                 1,468,619
    2,000,000          2.14       AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            11/15/28 (144A)                                   2,008,126
    1,100,000          0.40        A-/Aa3   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 5/15/47                                     1,026,223
    1,750,000          5.15       AA+/Aaa   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 7/12/35                                     1,755,007
      550,287          0.62        NR/Aa1   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            7/15/19 (144A)                                      532,403
    1,000,000          4.65     BBB+/Baa1   JP Morgan Chase Commercial Mortgage
                                            Securities Corp., Floating Rate Note,
                                            7/15/28 (144A)                                      984,091
    2,546,505                     BBB/Ba2   JP Morgan Mortgage Trust, 6.0%, 9/25/34           2,615,490
    1,763,429          2.36      AAA/Baa1   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 10/25/33                                    1,792,642
    2,234,279          4.44      AAA/Baa1   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 10/25/33                                    2,269,404
    1,992,671          2.49      AAA/Baa3   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 2/25/34                                     1,999,243
    1,366,518          4.89      AAA/Baa1   JP Morgan Mortgage Trust, Floating Rate
                                            Note, 2/25/34                                     1,373,135
    2,766,459                     AAA/Aaa   LB-UBS Commercial Mortgage Trust,
                                            4.664%, 7/15/30                                   2,797,720
    2,800,000          5.62       BBB+/NR   LB-UBS Commercial Mortgage Trust, Floating
                                            Rate Note, 10/15/35 (144A)                        2,775,942
    1,549,430          0.59       BBB/Aaa   Lehman Brothers Floating Rate Commercial
                                            Mortgage Trust, Floating Rate Note,
                                            6/15/22 (144A)                                    1,535,873
      333,284          1.10       AAA/Aaa   Lehman Brothers Small Balance Commercial,
                                            Floating Rate Note, 10/25/37 (144A)                 323,033
      650,774          5.41       AAA/Aaa   Lehman Brothers Small Balance Commercial,
                                            Floating Rate Note, 12/25/36 (144A)                 644,102
    1,013,640          0.50       AAA/Aa1   Lehman Brothers Small Balance Commercial,
                                            Floating Rate Note, 2/25/30 (144A)                  826,344
    1,349,805          5.25        BB+/B3   Mastr Adjustable Rate Mortgages Trust,
                                            Floating Rate Note, 1/25/35                       1,274,215

The accompanying notes are an integral part of these financial statements.

26 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
      543,782                       A-/NR   MASTR Alternative Loans Trust,
                                            4.5%, 1/25/15                                $      545,752
      441,942                       B-/NR   MASTR Alternative Loans Trust,
                                            5.5%, 1/25/35                                       453,063
    1,573,960                       B+/NR   MASTR Alternative Loans Trust,
                                            5.5%, 10/25/19                                    1,622,022
    2,099,300                      AAA/NR   MASTR Alternative Loans Trust,
                                            5.5%, 2/25/35                                     2,095,920
    3,097,639                        B/NR   MASTR Alternative Loans Trust,
                                            6.0%, 7/25/34                                     3,112,158
    1,284,150          6.81         A-/NR   MASTR Seasoned Securities Trust, Floating
                                            Rate Note, 9/25/32                                1,352,278
      307,875                     AAA/Aaa   Merrill Lynch Mortgage Trust,
                                            4.556%, 6/12/43                                     308,390
       99,471          5.44        AAA/NR   Merrill Lynch/Countrywide Commercial
                                            Mortgage Trust, Floating Rate
                                            Note, 2/12/39                                        99,786
    3,162,332          0.71      AAA/Baa2   MLCC Mortgage Investors, Inc., Floating
                                            Rate Note, 3/25/30                                2,788,857
    1,478,460          0.71        AAA/A3   MLCC Mortgage Investors, Inc., Floating
                                            Rate Note, 4/25/29                                1,325,589
    2,950,000                       NR/NR   Morgan Stanley Reremic Trust, 5.0%,
                                            11/26/36 (144A)                                   2,858,992
    1,148,473                      NR/Aa3   PHH Mortgage Capital LLC, 6.6%,
                                            12/25/27 (Step) (144A)                            1,119,350
      817,840                       B+/B2   RAAC Series, 6.0%, 1/25/32                          834,585
    1,118,258                      AA-/NR   Residential Asset Securitization Trust,
                                            5.25%, 11/25/34                                   1,139,219
      931,415                       B-/NR   Residential Asset Securitization Trust,
                                            5.5%, 2/25/35                                       946,891
    1,922,279                        B/NR   Residential Asset Securitization Trust,
                                            5.5%, 7/25/35                                     1,718,531
    2,433,355                     BBB+/NR   Residential Asset Securitization Trust,
                                            5.75%, 12/25/34                                   2,505,273
    1,381,754          1.03        AAA/A3   Sequoia Mortgage Trust, Floating Rate
                                            Note, 1/20/35                                     1,151,969
    1,600,592          0.46       AAA/Ba3   Sequoia Mortgage Trust, Floating Rate
                                            Note, 3/20/35                                     1,403,075
    4,072,162          0.90      AAA/Baa1   Sequoia Mortgage Trust, Floating Rate
                                            Note, 6/20/33                                     3,638,081
    1,707,870          0.86      AAA/Baa3   Sequoia Mortgage Trust, Floating Rate
                                            Note, 9/20/33                                     1,465,523
    1,013,874                       B-/B2   Structured Asset Securities Corp.,
                                            5.0%, 5/25/35                                     1,001,846
    1,515,055          2.88        AAA/A3   Structured Asset Securities Corp., Floating
                                            Rate Note, 10/25/33                               1,486,720

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 27

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    1,832,797          0.90         NR/NR   Structured Asset Securities Corp.,
                                            Floating Rate Note, 10/25/37 (144A)          $    1,711,375
    8,510,000          5.69          NR/C   Structured Asset Securities Corp., Floating
                                            Rate Note, 12/18/49 (144A)                        1,355,132
    2,890,000          5.74         NR/NR   Structured Asset Securities Corp., Floating
                                            Rate Note, 12/18/49 (144A)                               29
    1,210,062          4.10       AAA/Ba1   Thornburg Mortgage Securities Trust,
                                            Floating Rate Note, 3/25/44                       1,211,395
    2,723,310          0.99      AAA/Baa3   Thornburg Mortgage Securities Trust,
                                            Floating Rate Note, 9/25/44                       2,470,045
    4,470,000                     AAA/Aa1   Timberstar Trust, 5.668%, 10/15/36 (144A)         5,006,968
    1,435,000                      AA/Aa3   Timberstar Trust, 5.747%, 10/15/36 (144A)         1,567,027
    3,787,250                     AAA/Aaa   Wachovia Bank Commercial Mortgage Trust,
                                            4.803%, 10/15/41                                  4,064,598
    2,500,000          5.61        AA-/NR   Wachovia Bank Commercial Mortgage Trust,
                                            Floating Rate Note, 4/15/35 (144A)                2,500,435
  698,646,775          0.14       AAA/Aaa   Wachovia Bank Commercial Mortgage Trust,
                                            Floating Rate Note, 6/15/45 (c)                     431,065
    2,811,872          0.33       AA+/Aaa   Wachovia Bank Commercial Mortgage Trust,
                                            Floating Rate Note, 9/15/21 (144A)                2,722,988
    3,314,169          2.45         AA/NR   WaMu Mortgage Pass Through Certificates,
                                            Floating Rate Note, 1/25/35                       3,212,093
    3,346,209          2.45        AAA/A2   WaMu Mortgage Pass Through Certificates,
                                            Floating Rate Note, 6/25/33                       3,365,610
    1,934,719          2.59       AA+/Ba3   WaMu Mortgage Pass Through Certificates,
                                            Floating Rate Note, 6/25/34                       1,924,658
      138,503          2.48         CC/NR   WaMu Mortgage Pass Through Certificates,
                                            Floating Rate Note, 9/25/35                         137,658
    3,502,831                      NR/Aaa   Wells Fargo Commercial Mortgage Trust,
                                            3.349%, 11/15/43 (144A)                           3,725,824
    1,642,137                    AAA/Baa3   Wells Fargo Mortgage Backed Securities
                                            Trust, 4.75%, 12/25/18                            1,701,740
      883,664                      AAA/A1   Wells Fargo Mortgage Backed Securities
                                            Trust, 5.0%, 11/25/36                               924,393
      592,232          2.65        AAA/A2   Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 10/25/34                 592,408
      534,319          4.55      AAA/Baa1   Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 11/25/33                 529,724
      933,685          2.49         NR/A3   Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 2/25/33                  920,798
      663,274          2.63       BBB-/B1   Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 3/25/35                  648,283
      357,394          2.62       AAA/Ba1   Wells Fargo Mortgage Backed Securities
                                            Trust, Floating Rate Note, 6/25/34                  349,548

The accompanying notes are an integral part of these financial statements.

28 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
      350,000          5.39         NR/A2   WF-RBS Commercial Mortgage Trust,
                                            Floating Rate Note, 2/15/44 (144A)           $      356,482
                                                                                         --------------
                                                                                         $  170,809,458
                                                                                         --------------
                                            Total Banks                                  $  170,809,458
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 2.7%
                                            Other Diversified Financial Services -- 2.4%
    1,760,285                       A+/NR   Banc of America Mortgage Securities,
                                            Inc., 5.5%, 11/25/34                         $    1,843,784
    2,374,119                      AAA/NR   Banc of America Mortgage Securities,
                                            Inc., 5.75%, 1/25/35                              2,443,778
    1,276,271          2.79        NR/Ba2   Banc of America Mortgage Securities,
                                            Inc., Floating Rate Note, 10/25/33                1,226,881
      434,570          3.00        AAA/NR   Banc of America Mortgage Securities,
                                            Inc., Floating Rate Note, 6/25/34                   424,619
    1,567,779          3.06        AAA/NR   Banc of America Mortgage Securities,
                                            Inc., Floating Rate Note, 7/25/33                 1,546,611
      841,245          5.06        AA-/NR   Banc of America Mortgage Securities,
                                            Inc., Floating Rate Note, 9/25/35                   805,660
      888,243                       NR/B1   Citicorp Mortgage Securities, Inc.,
                                            5.0%, 2/25/36                                       904,851
    1,200,000                      BBB/A1   Credit Suisse Mortgage Capital
                                            Certificates, 5.343%, 12/15/39                    1,184,278
    1,541,610          0.36      BBB+/Aaa   Credit Suisse Mortgage Capital
                                            Certificates, Floating Rate Note,
                                            2/15/22 (144A)                                    1,402,865
    1,900,000          5.57        NR/Aa2   DBUBS Mortgage Trust, Floating Rate
                                            Note, 8/10/44 (144A)                              2,063,618
    1,169,631                        D/NR   JP Morgan Alternative Loan Trust,
                                            5.5%, 3/25/36                                       778,286
    1,773,919                      CCC/NR   JP Morgan Alternative Loan Trust,
                                            6.0%, 3/25/36                                     1,258,508
      676,744          3.25         NR/NR   La Hipotecaria SA de CV, Floating Rate
                                            Note, 9/8/39 (144A)                                 700,633
    1,395,000          5.62         NR/A2   LSTAR Commercial Mortgage Trust,
                                            Floating Rate Note, 6/25/43 (144A)                1,381,810
    1,982,401          2.53         B-/NR   Merrill Lynch Mortgage Investors, Inc.,
                                            Floating Rate Note, 2/25/35                       1,968,923
    1,289,911                     NR/Baa3   RALI Trust, 5.0%, 3/25/19                         1,321,521
    1,058,224                      NR/Ba1   RALI Trust, 5.0%, 7/25/18                         1,082,212
    3,723,100                       NR/B1   RALI Trust, 5.0%, 9/25/19                         3,751,653
    1,751,292                       NR/B3   RALI Trust, 5.5%, 12/25/34                        1,731,391
    2,194,736                      AAA/NR   RALI Trust, 6.0%, 10/25/34                        2,211,122
      871,181        0.44        CCC/Caa3   RALI Trust, Floating Rate Note, 5/25/47             512,864

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 29

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services --
                                            (continued)
    1,269,002          2.85      AAA/Baa1   Structured Adjustable Rate Mortgage
                                            Loan Trust, Floating Rate Note, 3/25/34      $    1,163,041
      145,290          5.93         NR/NR   Vericrest Opportunity Loan Transferee,
                                            Floating Rate Note, 12/26/50 (144A)                 145,582
    1,934,860          4.21         NR/NR   Vericrest Opportunity Loan Transferee,
                                            Floating Rate Note, 3/25/49 (144A)                1,948,183
                                                                                         --------------
                                                                                         $   33,802,674
-------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.0%+
       51,829                      AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                            8/15/48                                      $       51,981
-------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.0%+
      687,781          2.86         NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                            5/26/37 (144A)                               $      680,391
-------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 0.3%
      257,323                      NR/Aaa   Banc of America Merrill Lynch Commercial
                                            Mortgage, Inc., 5.381%, 1/15/49              $      257,192
    1,440,000          4.88        AAA/NR   Banc of America Merrill Lynch Commercial
                                            Mortgage, Inc., Floating Rate
                                            Note, 7/10/42                                     1,530,125
    1,600,000          7.62     BBB+/Baa2   Bear Stearns Commercial Mortgage
                                            Securities, Floating Rate Note,
                                            10/15/36 (144A)                                   1,667,027
    1,250,000          5.94      BB+/Baa3   Bear Stearns Commercial Mortgage
                                            Securities, Floating Rate Note, 9/11/38           1,075,066
                                                                                         --------------
                                                                                         $    4,529,410
                                                                                         --------------
                                            Total Diversified Financials                  $   39,064,456
-------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.4%
                                            Mortgage REITs -- 1.2%
      450,334                      AAA/NR   Credit Suisse First Boston Mortgage
                                            Securities Corp., 5.5%, 6/25/33              $      449,413
      664,992          7.16       A+/Baa2   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            12/15/35 (144A)                                     664,549
    1,482,297          1.60       AA+/Aa2   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 12/25/33                                    1,408,466
      948,694          1.75        AA+/WR   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate
                                            Note, 8/25/33                                       881,259
    3,250,000          6.45       CCC-/B3   Credit Suisse First Boston Mortgage
                                            Securities Corp., Floating Rate Note,
                                            9/15/34 (144A)                                    1,401,231
      650,000          3.61         NR/A2   FREMF Mortgage Trust, Floating Rate
                                            Note, 11/25/46                                      634,083

The accompanying notes are an integral part of these financial statements.

30 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Mortgage REITs -- (continued)
    1,500,000          4.76         NR/NR   FREMF Mortgage Trust, Floating Rate
                                            Note, 11/25/49 (144A)                        $    1,485,832
      494,000          2.29         NR/NR   FREMF Mortgage Trust, Floating Rate
                                            Note, 12/25/44 (144A)                               473,372
      850,000          5.44         NR/A3   FREMF Mortgage Trust, Floating Rate
                                            Note, 4/25/20 (144A)                                885,470
    1,750,000          4.94         NR/A3   FREMF Mortgage Trust, Floating Rate
                                            Note, 4/25/44 (144A)                              1,791,580
      800,000          5.05         NR/A3   FREMF Mortgage Trust, Floating Rate
                                            Note, 7/25/44 (144A)                                815,710
    5,000,000          4.44         A+/NR   FREMF Mortgage Trust, Floating Rate
                                            Note, 7/25/48 (144A)                              5,005,095
      600,000          1.00         A+/NR   FREMF Mortgage Trust, Floating Rate
                                            Note, 9/25/43                                       621,926
      890,000          5.33         NR/NR   FREMF Mortgage Trust, Floating Rate
                                            Note, 9/25/45 (144A)                                917,765
                                                                                         --------------
                                                                                         $   17,435,751
-------------------------------------------------------------------------------------------------------
                                            Diversified Real Estate Activities -- 0.1%
    1,337,511          0.68       AAA/Aaa   Mellon Residential Funding Corp., Floating
                                            Rate Note, 12/15/30                          $    1,265,551
-------------------------------------------------------------------------------------------------------
                                            Real Estate Services -- 0.1%
      717,515          0.45        AAA/NR   Banc of America Large Loan, Inc.,
                                            Floating Rate Note, 10/15/19 (144A)          $      688,814
    1,130,000          0.99       AA+/Aa1   Banc of America Large Loan, Inc.,
                                            Floating Rate Note, 8/15/29 (144A)                1,046,782
      388,288                      AAA/NR   Washington Mutual MSC Mortgage
                                            Pass-Through CTFS, 7.0%, 7/25/33                    409,347
                                                                                         --------------
                                                                                         $    2,144,943
                                                                                         --------------
                                            Total Real Estate                            $   20,846,245
-------------------------------------------------------------------------------------------------------
                                            GOVERNMENT -- 1.6%
        7,650                     AA+/Aaa   Fannie Mae REMICS, 10.3%, 4/25/19            $        8,613
    2,700,000                     AA+/Aaa   Fannie Mae REMICS, 5.0%, 3/25/24                  2,808,420
    5,000,000                     AA+/Aaa   Fannie Mae REMICS, 5.0%, 7/25/33                  5,270,210
       89,429                     AA+/Aaa   Fannie Mae REMICS, 5.69%, 1/25/32                    91,460
    5,000,000                     AA+/Aaa   Freddie Mac REMICS, 5.0%, 6/15/33                 5,187,630
      240,716                     AA+/Aaa   Freddie Mac REMICS, 5.0%, 8/15/35                   244,634
    2,729,763                     AA+/Aaa   Freddie Mac REMICS, 5.5%, 2/15/33                 2,786,871
   80,866,505          0.68       AA+/Aaa   Government National Mortgage
                                            Association, Floating Rate
                                            Note, 11/16/51 (c)                                3,574,866

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 31

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Government -- (continued)
   11,985,746          1.03         NR/NR   Government National Mortgage
                                            Association, Floating Rate
                                            Note, 2/16/53 (c)                            $    1,054,158
    8,300,000          1.05         NR/NR   Government National Mortgage
                                            Association, Floating Rate
                                            Note, 3/16/53 (c)                                   712,721
   13,938,602          1.10         NR/NR   Government National Mortgage
                                            Association, Floating Rate
                                            Note, 8/16/52 (c)                                 1,127,201
                                                                                         --------------
                                                                                         $   22,866,784
                                                                                         --------------
                                            Total Government                             $   22,866,784
-------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                            (Cost $265,504,832)                          $  254,390,773
-------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 36.0%
                                            ENERGY -- 3.6%
                                            Oil & Gas Drilling -- 0.1%
    1,025,000                   BBB+/Baa1   Pride International, Inc.,
                                            6.875%, 8/15/20                              $    1,257,645
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.3%
      125,000                    BBB/Baa2   Weatherford International, Ltd. Bermuda,
                                            5.95%, 4/15/42                               $      131,488
    2,815,000                    BBB/Baa2   Weatherford International, Ltd. Bermuda,
                                            9.625%, 3/1/19                                    3,668,632
                                                                                         --------------
                                                                                         $    3,800,120
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.9%
    2,292,000                       BB/B1   Denbury Resources, Inc., 8.25%, 2/15/20      $    2,509,740
    1,800,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20 (144A)              1,865,250
    1,051,089                     BBB+/NR   Gazprom OAO Via Gazprom International
                                            SA, 7.201%, 2/1/20                                1,146,958
      901,000                    BBB/Baa2   Marathon Oil Corp., 5.9%, 3/15/18                 1,054,740
    1,400,000                    BBB-/Ba1   Newfield Exploration Co.,
                                            5.625%, 7/1/24                                    1,431,500
    1,141,316                       A/Aa3   Ras Laffan Liquefied Natural Gas Co.,
                                            Ltd. III, 5.832%, 9/30/16 (144A)                  1,222,634
    1,000,000                   BBB-/Baa2   TNK-BP Finance SA, 6.625%,
                                            3/20/17 (144A)                                    1,086,300
    2,080,000                   BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                            7/18/16 (144A)                                    2,311,504
    1,000,000                   BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                            3/13/18 (144A)                                    1,143,750
                                                                                         --------------
                                                                                         $   13,772,376
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.5%
    2,475,000                    BBB/Baa2   Spectra Energy Capital LLC,
                                            6.2%, 4/15/18                                $    2,954,269
    2,890,000                    BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19              3,798,107
                                                                                         --------------
                                                                                         $    6,752,376
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 1.8%
      435,000                   BBB-/Baa2   Boardwalk Pipelines LP, 5.5%, 2/1/17         $      477,794
    1,535,000                    BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18               1,668,172
    2,900,000                    BBB/Baa2   DCP Midstream LLC, 9.75%,
                                            3/15/19 (144A)                                    3,759,583
    3,250,000                    BBB/Baa2   Kinder Morgan Energy Partners LP,
                                            5.95%, 2/15/18                                    3,768,729
    3,500,000                    BBB/Baa2   Plains All American Pipeline LP,
                                            6.125%, 1/15/17                                   4,069,076
    3,885,000                        A/A3   Questar Pipeline Co., 5.83%, 2/1/18               4,582,618
    1,200,000          3.48        BB/Ba1   Southern Union Co., Floating Rate
                                            Note, 11/1/66                                       976,500
    1,500,000                    BBB/Baa2   Spectra Energy Capital LLC,
                                            6.75%, 7/15/18                                    1,752,106
    2,200,000                    BBB/Baa2   Sunoco Logistics Partners Operations
                                            LP, 6.1%, 2/15/42                                 2,268,288
    2,475,000                   BBB-/Baa3   The Williams Companies, Inc.,
                                            7.75%, 6/15/31                                    3,072,312
                                                                                         --------------
                                                                                         $   26,395,178
                                                                                         --------------
                                            Total Energy                                 $   51,977,695
-------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 1.8%
                                            Diversified Chemicals -- 0.1%
      980,000                    BBB/Baa2   Eastman Chemical Co., 4.8%, 9/1/42           $      999,005
-------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.2%
    2,400,000                    BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17        $    2,981,436
-------------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
    3,328,000                       B-/NR   Cemex Espana Luxembourg, 9.875%,
                                            4/30/19 (144A)                               $    2,949,440
      475,000                    BBB/Baa2   Holcim US Finance Sarl & Cie SCS,
                                            6.0%, 12/30/19 (144A)                               498,012
                                                                                         --------------
                                                                                         $    3,447,452
-------------------------------------------------------------------------------------------------------
                                            Aluminum -- 0.2%
    2,425,000                   BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                  $    2,552,776
-------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.6%
    3,085,000                   BBB-/Baa3   AngloGold Ashanti Holdings Plc,
                                            5.375%, 4/15/20                              $    3,170,547

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 33

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- (continued)
    5,000,000                   BBB-/Baa3   Gold Fields Orogen Holding BVI, Ltd.,
                                            4.875%, 10/7/20 (144A)                       $    4,764,235
      950,000                    BBB/Baa2   Teck Resources, Ltd., 10.25%, 5/15/16             1,060,438
                                                                                         --------------
                                                                                         $    8,995,220
-------------------------------------------------------------------------------------------------------
                                            Steel -- 0.5%
      500,000                   BBB-/Baa3   ArcelorMittal, 5.5%, 3/1/21                  $      473,258
    3,900,000                   BBB-/Baa3   ArcelorMittal, 6.125%, 6/1/18                     3,954,393
    2,805,000                     BB+/Ba2   Commercial Metals Co.,
                                            7.35%, 8/15/18                                    2,868,112
                                                                                         --------------
                                                                                         $    7,295,763
                                                                                         --------------
                                            Total Materials                              $   26,271,652
-------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 2.4%
                                            Aerospace & Defense -- 0.3%
    3,020,000                      BB/Ba2   Esterline Technologies Corp.,
                                            6.625%, 3/1/17                               $    3,121,925
      940,000                        A/A2   United Technologies Corp., 4.5%, 6/1/42           1,032,501
                                                                                         --------------
                                                                                         $    4,154,426
-------------------------------------------------------------------------------------------------------
                                            Building Products -- 0.4%
      825,000                    BBB-/Ba2   Masco Corp., 5.95%, 3/15/22                  $      849,243
    4,260,000                    BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                      4,700,314
                                                                                         --------------
                                                                                         $    5,549,557
-------------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.4%
    2,665,000                      BB/Ba3   Anixter, Inc., 5.95%, 3/1/15                 $    2,771,600
    2,670,000                      B+/Ba2   Belden, Inc., 7.0%, 3/15/17                       2,750,100
                                                                                         --------------
                                                                                         $    5,521,700
-------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.2%
    2,950,000                    BBB/Baa2   Tyco Electronics Group SA,
                                            6.55%, 10/1/17                               $    3,521,748
-------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy Trucks
                                            -- 0.1%
      910,000                      A/Baa1   Cummins, Inc., 6.75%, 2/15/27                $    1,128,906
-------------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.3%
    2,150,000                   BBB+/Baa1   Ingersoll-Rand Global Holding Co.,
                                            Ltd., 9.5%, 4/15/14                          $    2,443,733
    1,810,000                   BBB-/Baa3   Valmont Industries, Inc.,
                                            6.625%, 4/20/20                                   2,123,919
                                                                                         --------------
                                                                                         $    4,567,652
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.7%
    3,525,000                     BBB-/NR   Aviation Capital Group Corp., 6.75%,
                                            4/6/21 (144A)                                $    3,536,033
    5,660,000                    BBB/Baa2   GATX Corp., 6.0%, 2/15/18                         6,292,409
                                                                                         --------------
                                                                                         $    9,828,442
                                                                                         --------------
                                            Total Capital Goods                          $   34,272,431
-------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.2%
                                            Air Freight & Logistics -- 0.0%+
      525,000                       A-/A3   Tyco International Finance SA,
                                            8.5%, 1/15/19                                $      718,952
-------------------------------------------------------------------------------------------------------
                                            Airlines -- 0.2%
    1,809,942                   BBB-/Baa3   American Airlines 2011-2 Class A
                                            Pass Through Trust, 8.625%, 10/15/21         $    1,900,439
      378,399                    BBB/Baa2   Southwest Airlines Co., 7.67%, 1/2/14               391,408
                                                                                         --------------
                                                                                         $    2,291,847
-------------------------------------------------------------------------------------------------------
                                            Trucking -- 0.0%+
      529,000                   BBB-/Baa2   Asciano Finance, Ltd., 4.625%,
                                            9/23/20 (144A)                               $      526,287
                                                                                         --------------
                                            Total Transportation                         $    3,537,086
-------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.1%
                                            Automobile Manufacturers -- 0.1%
      655,000                   BBB+/Baa2   Hyundai Motor Manufacturing Czech sro,
                                            4.5%, 4/15/15 (144A)                         $      688,679
      790,000                   BBB+/Baa1   Nissan Motor Acceptance Corp., 4.5%,
                                            1/30/15 (144A)                                      841,657
                                                                                         --------------
                                                                                         $    1,530,336
                                                                                         --------------
                                            Total Automobiles & Components               $    1,530,336
-------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.3%
                                            Household Appliances -- 0.3%
    4,235,000                   BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                $    4,346,808
                                                                                         --------------
                                            Total Consumer Durables & Apparel            $    4,346,808
-------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.8%
                                            Education Services -- 0.8%
    1,000,000                       NR/NR   Bowdoin College, 4.693%, 7/1/12              $    1,008,120
    1,100,000                     AAA/Aaa   Massachusetts Institute of Technology,
                                            5.6%, 7/1/11                                      1,527,592
    3,095,000                     AAA/Aaa   President and Fellows of Harvard
                                            College, 6.3%, 10/1/37                            3,601,559
    1,900,000                       A+/A1   The George Washington University,
                                            1.827%, 9/15/17                                   1,913,832

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 35

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Education Services -- (continued)
    3,550,000                     AA-/Aa2   Tufts University, 5.017%, 4/15/12            $    4,059,212
                                                                                         --------------
                                                                                         $   12,110,315
                                                                                         --------------
                                            Total Consumer Services                      $   12,110,315
-------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.4%
                                            Broadcasting -- 0.4%
    2,650,000                      BB-/B1   CCO Holdings LLC, 6.625%, 1/31/22            $    2,835,500
    2,070,000                    BBB/Baa2   Globo Comunicacao e Participacoes
                                            SA, 4.875%, 4/11/22 (144A)                        2,139,053
                                                                                         --------------
                                                                                         $    4,974,553
                                                                                         --------------
                                            Total Media                                  $    4,974,553
-------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.1%
                                            Internet Retail -- 0.1%
      800,000                    BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                $      838,166
                                                                                         --------------
                                            Total Retailing                              $      838,166
-------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.2%
                                            Drug Retail -- 0.2%
      764,413                   BBB+/Baa2   CVS Pass-Through Trust, 5.298%,
                                            1/11/27 (144A)                               $      799,683
    1,503,166                   BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                            1/10/33 (144A)                                    1,662,171
                                                                                         --------------
                                                                                         $    2,461,854
                                                                                         --------------
                                            Total Food & Staples Retailing               $    2,461,854
-------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.1%
                                            Distillers & Vintners -- 0.1%
    1,500,000                   BBB-/Baa2   Beam, Inc., 3.25%, 5/15/22                   $    1,508,643
-------------------------------------------------------------------------------------------------------
                                            Agricultural Products -- 0.4%
    5,175,000                    BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20 (144A)          $    5,667,743
-------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.6%
    3,240,000                     NR/Baa2   Kraft Foods Group, Inc., 3.5%,
                                            6/6/22 (144A)                                $    3,324,765
    3,725,000                   BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                   4,785,098
                                                                                         --------------
                                                                                         $    8,109,863
                                                                                         --------------
                                            Total Food, Beverage & Tobacco               $   15,286,249
-------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                            Health Care Facilities -- 0.1%
    1,050,000                      BB/Ba3   HCA, Inc., 7.875%, 2/15/20                   $    1,165,500
      385,000                      BB/Ba3   HCA, Inc., 8.5%, 4/15/19                            431,200
      202,000                       BB/B2   HCA, Inc., 9.875%, 2/15/17                          219,170
                                                                                         --------------
                                                                                         $    1,815,870
                                                                                         --------------
                                            Total Health Care Equipment & Services       $    1,815,870
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES -- 0.5%
                                            Pharmaceuticals -- 0.1%
    1,000,000                       AA/A1   Abbott Laboratories, 5.125%, 4/1/19          $    1,191,205
-------------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services -- 0.4%
    5,366,000                   BBB+/Baa2   Agilent Technologies, Inc.,
                                            6.5%, 11/1/17                                $    6,443,697
                                                                                         --------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                              $    7,634,902
-------------------------------------------------------------------------------------------------------
                                            BANKS -- 4.1%
                                            Diversified Banks -- 1.2%
    3,515,000                   BBB+/Baa3   Barclays Bank Plc, 6.05%,
                                            12/4/17 (144A)                               $    3,551,707
    3,815,000                       NR/A3   BBVA Bancomer SA Texas, 6.5%,
                                            3/10/21 (144A)                                    3,853,150
    3,435,000                      AA/Aa2   Cooperatieve Centrale
                                            Raiffeisen-Boerenleenbank BA
                                            Netherlands, 3.875%, 2/8/22                       3,494,195
    2,820,000          8.38      BBB-/Ba2   Credit Agricole SA, Floating Rate Note,
                                            10/29/49 (Perpetual) (144A)                       2,319,450
      625,000                        A/A1   Export-Import Bank of Korea,
                                            5.875%, 1/14/15                                     683,321
    1,855,000                        A/A1   Industrial Bank of Korea, 7.125%,
                                            4/23/14 (144A)                                    2,014,834
    2,000,000          3.22          A/NR   SBP DPR Finance Co., Floating Rate
                                            Note, 3/15/17 (144A)                              1,992,047
                                                                                         --------------
                                                                                         $   17,908,704
-------------------------------------------------------------------------------------------------------
                                            Regional Banks -- 2.7%
    1,585,000                    BB+/Baa3   Capital One Capital VI,
                                            8.875%, 5/15/40                              $    1,610,756
    1,190,000                        A/NR   CoBank ACB, 7.875%, 4/16/18 (144A)                1,451,804
    3,350,000                        A/A2   HSBC Bank USA NA New York NY,
                                            6.0%, 8/9/17                                      3,725,833
    2,505,000                        A/A1   Mellon Funding Corp., 5.5%, 11/15/18              2,883,741
    1,435,000                       A-/A3   PNC Bank NA, 6.0%, 12/7/17                        1,670,684
    6,273,000          8.25      BBB/Baa3   PNC Financial Services Group, Inc.,
                                            Floating Rate Note, 5/29/49 (Perpetual)           6,479,815
    1,050,000          6.75      BBB/Baa3   PNC Financial Services Group, Inc.,
                                            Floating Rate Note, 7/29/49 (Perpetual)           1,107,435
    1,500,000          8.70      BBB/Baa3   PNC Preferred Funding Trust III, Floating
                                            Rate Note, 3/29/49 (Perpetual) (144A)             1,533,585
    4,080,000                    BBB/Baa2   Sovereign Bank, 8.75%, 5/30/18                    4,423,340
    9,470,000          5.46     BBB+/Baa1   State Street Capital Trust III, Floating
                                            Rate Note, 1/29/49 (Perpetual)                    9,496,327

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 37

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Regional Banks -- (continued)
    3,520,000                       A+/A1   Wachovia Bank NA, 6.0%, 11/15/17             $    4,101,567
                                                                                         --------------
                                                                                         $   38,484,887
-------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 0.2%
    2,300,000                   BBB-/Baa2   Astoria Financial Corp., 5.0%, 6/19/17       $    2,299,844
                                                                                         --------------
                                            Total Banks                                  $   58,693,435
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 7.8%
                                            Other Diversified Financial Services -- 2.5%
    3,800,000                   BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20          $    4,040,635
    1,100,000                   BBB+/Baa3   Bank of America Corp., 7.75%, 8/15/15             1,197,503
      875,000          6.50        BB+/NR   Caelus Re II, Ltd., Floating Rate Note,
                                            5/24/13 (Cat Bond) (144A)                           877,450
      300,000          9.00        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                            300,000
      950,000         10.25        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                            951,615
      250,000          0.00         BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                            3/16/16 (Cat Bond) (144A)                           259,625
    4,860,000                       AA/A2   General Electric Capital Corp.,
                                            5.3%, 2/11/21                                     5,454,777
    1,800,000          7.12      AA-/Baa1   General Electric Capital Corp., Floating
                                            Rate Note, 12/15/49 (Perpetual)                   1,901,628
      890,000                   BBB+/Baa2   Hyundai Capital Services, Inc., 3.5%,
                                            9/13/17 (144A)                                      897,506
    1,840,000                   BBB+/Baa2   Hyundai Capital Services, Inc., 6.0%,
                                            5/5/15 (144A)                                     2,001,638
    2,575,000                        A/A2   JPMorgan Chase & Co., 6.0%, 1/15/18               2,955,742
    6,140,000          7.90       BBB/Ba1   JPMorgan Chase & Co., Floating Rate
                                            Note, 4/29/49 (Perpetual)                         6,731,221
    2,400,000          6.00         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            1/8/14 (Cat Bond) (144A)                          2,346,240
    1,650,000          6.25         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            5/17/13 (Cat Bond) (144A)                         1,634,325
      250,000          8.25        BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            5/17/13 (Cat Bond) (144A)                           248,450
      850,000          9.97        BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                            Note, 12/21/12 (Cat Bond) (144A)                    848,640
      750,000          7.50        BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                            Note, 4/9/14 (Cat Bond) (144A)                      736,500
      500,000          7.50        BB-/NR   Queen Street IV Capital, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                      481,250
    1,250,000          0.00         BB/NR   Residential Reinsurance 2010, Ltd., Floating
                                            Rate Note, 6/6/13 (Cat Bond) (144A)               1,243,875

The accompanying notes are an integral part of these financial statements.

38 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services --
                                            (continued)
      400,000          9.00        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15
                                            (Cat Bond) (144A)                            $      391,600
      275,000          0.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16 (Cat
                                            Bond) (144A)                                        279,042
      800,000          0.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16 (Cat
                                            Bond) (144A)                                        803,920
                                                                                         --------------
                                                                                         $   36,583,182
-------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.0%
    2,850,000                    BBB/Baa2   Banque PSA Finance SA, 5.75%,
                                            4/4/21 (144A)                                $    2,619,176
    2,900,000                   BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                            7/16/20 (144A)                                    3,074,000
    5,205,000                    BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                            10/15/19 (144A)                                   5,137,736
      625,000          5.25        BB+/NR   Kibou, Ltd., Floating Rate Note,
                                            2/16/15 (Cat Bond) (144A)                           631,438
    2,000,000                       A+/A1   National Rural Utilities Cooperative
                                            Finance Corp., 5.45%, 2/1/18                      2,371,250
                                                                                         --------------
                                                                                         $   13,833,600
-------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.8%
    1,465,000                    BBB/Baa1   Capital One Bank USA NA,
                                            8.8%, 7/15/19                                $    1,844,951
    2,575,000                        A/A2   Caterpillar Financial Services Corp.,
                                            7.05%, 10/1/18                                    3,321,634
    3,155,000          4.00      BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14            3,154,306
    4,435,000                    CCC/Caa1   Springleaf Finance Corp.,
                                            6.9%, 12/15/17                                    3,539,662
                                                                                         --------------
                                                                                         $   11,860,553
-------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.8%
    3,945,000                       A-/A3   Eaton Vance Corp., 6.5%, 10/2/17             $    4,506,823
    4,050,000                   BBB-/Baa3   Janus Capital Group, Inc.,
                                            6.7%, 6/15/17                                     4,344,326
    2,000,000                        A/A1   The Bank of New York Mellon Corp.,
                                            4.95%, 3/15/15                                    2,169,660
                                                                                         --------------
                                                                                         $   11,020,809
-------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 2.7%
      661,173                     BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                            6/30/35 (144A)                               $      743,237
   11,040,000          4.00       BB+/Ba2   Goldman Sachs Capital II, Floating Rate
                                            Note, 6/1/43                                      7,474,301

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 39

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- (continued)
      600,000                    BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18       $      582,000
    3,125,000                    BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21            3,142,522
      250,000                    BBB/Baa2   Jefferies Group, Inc., 8.5%, 7/15/19                271,250
    3,000,000                      BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                            4/7/21 (144A)                                     3,008,028
    2,730,000                      BBB/A3   Macquarie Group, Ltd., 6.0%,
                                            1/14/20 (144A)                                    2,715,878
      221,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.0%, 2/3/14             228,566
    3,875,000                     A-/Baa2   Merrill Lynch & Co., Inc., 5.45%, 2/5/13          3,952,918
    4,350,000                   BBB+/Baa3   Merrill Lynch & Co., Inc.,
                                            7.75%, 5/14/38                                    4,961,854
    3,125,000                     A-/Baa1   Morgan Stanley, 5.5%, 1/26/20                     3,060,688
    2,765,000                     A-/Baa1   Morgan Stanley, 6.625%, 4/1/18                    2,890,996
      500,000          4.75         B+/NR   Queen Street III Capital, Ltd., Floating
                                            Rate Note, 7/28/14 (Cat Bond) (144A)                498,650
    3,450,000                     NR/Baa3   Scottrade Financial Services, Inc.,
                                            6.125%, 7/11/21 (144A)                            3,503,634
    2,000,000                       A-/A3   The Goldman Sachs Group, Inc.,
                                            5.5%, 11/15/14                                    2,112,322
                                                                                         --------------
                                                                                         $   39,146,844
                                                                                         --------------
                                            Total Diversified Financials                  $  112,444,988
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 5.3%
                                            Life & Health Insurance -- 1.7%
    1,850,000                    BBB/Baa2   Delphi Financial Group, Inc.,
                                            7.875%, 1/31/20                              $    2,186,791
    1,690,000                     A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19             2,128,182
    3,380,000          6.05       BBB/Ba1   Lincoln National Corp., Floating Rate
                                            Note, 4/20/67                                     3,092,700
    4,200,000                    BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                     5,869,500
    4,250,000                     A-/Baa2   Protective Life Corp., 7.375%, 10/15/19           4,912,294
    2,800,000                      A/Baa2   Prudential Financial, Inc.,
                                            2.75%, 1/14/13                                    2,827,625
    1,090,000                      A/Baa2   Prudential Financial, Inc.,
                                            4.5%, 11/16/21                                    1,131,307
    2,140,000          8.88     BBB+/Baa3   Prudential Financial, Inc., Floating
                                            Rate Note, 6/15/38                                2,541,250
                                                                                         --------------
                                                                                         $   24,689,649
-------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 1.0%
    3,960,000                    BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21      $    3,771,900
    3,035,000                   BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                            6/15/14 (144A)                                    3,323,965
    4,620,000          7.00       BB/Baa3   Liberty Mutual Group, Inc., Floating
                                            Rate Note, 3/15/37 (144A)                         4,111,800

The accompanying notes are an integral part of these financial statements.

40 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- (continued)
       85,000         10.75       BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                            Note, 6/15/58 (144A)                         $      115,600
    2,650,000                       A+/A2   Loews Corp., 5.25%, 3/15/16                       2,934,104
                                                                                         --------------
                                                                                         $   14,257,369
-------------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 1.7%
    3,600,000                    BBB/Baa3   Sirius International Group, Ltd., 6.375%,
                                            3/20/17 (144A)                               $    3,810,211
    2,110,000          7.51       BB+/Ba2   Sirius International Group, Ltd., Floating
                                            Rate Note, 5/29/49 (Perpetual) (144A)             2,023,638
    5,455,000          6.50      BBB/Baa1   The Allstate Corp., Floating Rate
                                            Note, 5/15/57                                     5,373,175
      700,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                            7.5%, 3/1/20                                        812,048
    5,000,000                   BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                            7.625%, 10/15/25                                  5,623,085
    2,000,000                        A/A2   The Travelers Companies, Inc.,
                                            6.25%, 6/15/37                                    2,590,518
    4,185,000          6.50      BBB-/Ba1   XL Group Plc, Floating Rate Note,
                                            12/29/49 (Perpetual)                              3,400,312
                                                                                         --------------
                                                                                         $   23,632,987
-------------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.9%
      250,000          6.41        BB+/NR   Blue Danube, Ltd., Floating Rate Note,
                                            4/10/15 (Cat Bond) (144A)                    $      255,300
      250,000         14.00         B-/NR   Blue Fin, Ltd., Floating Rate Note,
                                            5/28/13 (Cat Bond) (144A)                           251,350
    1,000,000          4.50       NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                            1/7/15 (Cat Bond) (144A)                          1,018,100
      800,000          5.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                            Note, 2/25/15 (Cat Bond)                            786,960
      600,000          5.75         BB/NR   Foundation Re III, Ltd., Floating Rate
                                            Note, 2/3/14 (Cat Bond) (144A)                      585,300
      600,000          0.00        BB+/NR   Longpoint Re, Ltd., Floating Rate Note,
                                            6/12/15 (Cat Bond) (144A)                           606,840
      250,000         10.22          B/NR   Montana Re, Ltd., Floating Rate Note,
                                            12/7/12 (Cat Bond) (144A)                           241,900
      400,000          9.00         BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                           400,440
      500,000          8.41        NR/Ba3   Mythen, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                            508,350
    5,048,000                      BBB/NR   Platinum Underwriters Finance, Inc.,
                                            7.5%, 6/1/17                                      5,528,479
    1,450,000          6.75     BBB-/Baa3   Reinsurance Group of America, Inc., Floating
                                            Rate Note, 12/15/65                               1,339,854

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 41

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
      250,000         11.25         B-/NR   Successor X, Ltd., Floating Rate Note,
                                            11/10/15 (Cat Bond) (144A)                   $      237,675
    1,400,000          9.70          B/NR   Successor X, Ltd., Floating Rate Note,
                                            2/25/14 (Cat Bond) (144A)                         1,350,440
                                                                                         --------------
                                                                                         $   13,110,988
                                                                                         --------------
                                            Total Insurance                              $   75,690,993
-------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 2.8%
                                            Diversified REITs -- 0.5%
    1,765,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15       $    1,843,463
      725,000                    BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20             798,601
    1,050,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                            3/22/22 (144A)                                    1,064,541
    3,455,000                    BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                            4/15/21 (144A)                                    3,599,416
                                                                                         --------------
                                                                                         $    7,306,021
-------------------------------------------------------------------------------------------------------
                                            Office REITs -- 0.5%
    2,670,000                   BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                            4.6%, 4/1/22                                 $    2,733,802
      900,000                   BBB-/Baa3   BioMed Realty LP, 4.25%, 7/15/22                    899,244
    1,200,000                    BBB/Baa2   Mack-Cali Realty LP, 4.5%, 4/18/22                1,231,333
    1,607,000                    BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14              1,679,238
                                                                                         --------------
                                                                                         $    6,543,617
-------------------------------------------------------------------------------------------------------
                                            Retail REITs -- 0.3%
      575,000                    BB+/Baa3   DDR Corp., 4.625%, 7/15/22                   $      567,482
    2,905,000                    BB+/Baa3   DDR Corp., 7.5%, 4/1/17                           3,332,819
                                                                                         --------------
                                                                                         $    3,900,301
-------------------------------------------------------------------------------------------------------
                                            Specialized REITs -- 1.2%
      730,000                   BBB-/Baa3   CubeSmart LP, 4.8%, 7/15/22                  $      737,953
      860,000                   BBB-/Baa2   Health Care Real Estate Investment
                                            Trust, Inc., 6.0%, 11/15/13                         901,707
    4,125,000                   BBB-/Baa2   Health Care Real Estate Investment
                                            Trust, Inc., 6.2%, 6/1/16                         4,540,606
    2,425,000                   BBB-/Baa3   Healthcare Realty Trust, Inc.,
                                            6.5%, 1/17/17                                     2,650,818
    4,175,000                   BBB-/Baa2   Hospitality Properties Trust,
                                            7.875%, 8/15/14                                   4,515,555
    4,285,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                            6.75%, 4/15/20                                    4,645,154
                                                                                         --------------
                                                                                         $   17,991,793
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Diversified Real Estate Activities -- 0.3%
    4,125,000                       A-/A2   WEA Finance LLC, 7.125%,
                                            4/15/18 (144A)                               $    4,886,326
-------------------------------------------------------------------------------------------------------
                                            Real Estate Operating Companies -- 0.0%
      180,000                       B-/B3   Forest City Enterprises, Inc.,
                                            7.625%, 6/1/15                               $      178,650
                                                                                         --------------
                                            Total Real Estate                            $   40,806,708
-------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.0%
                                            Data Processing & Outsourced Services -- 0.0%
      447,000                     B-/Caa1   First Data Corp., 8.25%,
                                            1/15/21 (144A)                               $      447,000
                                                                                         --------------
                                            Total Software & Services                    $      447,000
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.3%
                                            Semiconductor Equipment -- 0.3%
    3,100,000                    BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18               $    3,702,705
                                                                                         --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                      $    3,702,705
-------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 1.4%
                                            Integrated Telecommunication Services -- 1.0%
    2,530,000                        B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17       $    2,631,200
      580,000                        B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20             591,600
    3,355,000                       NR/A2   GTP Acquisition Partners I LLC, 4.347%,
                                            6/15/16 (144A)                                    3,511,897
      800,000                       NR/NR   GTP Cellular Sites LLC, 3.721%,
                                            3/15/17 (144A)                                      807,683
    3,950,000                       NR/A2   GTP Towers Issuer LLC, 4.436%,
                                            2/15/15 (144A)                                    4,054,478
    2,750,000                    BBB/Baa2   Telefonica Emisiones SAU,
                                            6.221%, 7/3/17                                    2,581,681
                                                                                         --------------
                                                                                         $   14,178,539
-------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.4%
    3,015,000                       NR/A2   Crown Castle Towers LLC, 4.883%,
                                            8/15/20 (144A)                               $    3,273,434
    1,625,000                       NR/A2   Crown Castle Towers LLC, 6.113%,
                                            1/15/20 (144A)                                    1,881,126
                                                                                         --------------
                                                                                         $    5,154,560
                                                                                         --------------
                                            Total Telecommunication Services             $   19,333,099
-------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 2.7%
                                            Electric Utilities -- 1.5%
      980,000                       A-/A3   Commonwealth Edison Co.,
                                            6.15%, 9/15/17                               $    1,186,622

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 43

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Electric Utilities -- (continued)
      699,930                   BBB-/Baa3   Crockett Cogeneration LP, 5.869%,
                                            3/30/25 (144A)                               $      721,159
    3,365,000                   BBB+/Baa1   Enel Finance International NV, 5.125%,
                                            10/7/19 (144A)                                    3,214,460
    1,009,764                     BB/Baa3   FPL Energy American Wind LLC, 6.639%,
                                            6/20/23 (144A)                                    1,031,040
      255,150                       B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                            6/27/17 (144A)                                      209,861
    1,925,000                    BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                            1/15/19 (144A)                                    1,968,108
      610,000                    BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                            1/28/20 (144A)                                      692,598
      910,000                    BBB/Baa1   Nevada Power Co., 6.5%, 8/1/18                    1,127,118
      900,227                       NR/WR   Orcal Geothermal, Inc., 6.21%,
                                            12/30/20 (144A)                                     918,232
    2,690,000                   BBB-/Baa3   Public Service Co of New Mexico,
                                            7.95%, 5/15/18                                    3,221,278
    2,200,000          6.25     BBB-/Baa2   Southern California Edison Co., Floating
                                            Rate Note, 8/1/49 (Perpetual)                     2,298,120
    3,550,000                     BBB+/A3   West Penn Power Co., 5.95%,
                                            12/15/17 (144A)                                   4,165,602
                                                                                         --------------
                                                                                         $   20,754,198
-------------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.2%
    2,377,049                       A+/A1   Nakilat, Inc., 6.267%, 12/31/33 (144A)       $    2,645,798
-------------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.4%
    5,055,000                   BBB+/Baa1   New York State Electric & Gas Corp.,
                                            6.15%, 12/15/17 (144A)                       $    5,734,862
      369,080                       NR/NR   Ormat Funding Corp., 8.25%, 12/30/20                339,554
                                                                                         --------------
                                                                                         $    6,074,416
-------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy
                                            Traders -- 0.6%
    2,675,000                     BB-/Ba3   Intergen NV, 9.0%, 6/30/17 (144A)            $    2,621,500
    2,105,000                   BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                            3/30/21 (144A)                                    2,230,500
    1,016,000                     BB+/Ba2   NSG Holdings LLC, 7.75%,
                                            12/15/25 (144A)                                   1,016,000
    2,460,130                   BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                            7/31/29 (144A)                                    2,753,328
                                                                                         --------------
                                                                                         $    8,621,328
                                                                                         --------------
                                            Total Utilities                              $   38,095,740
-------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $473,662,877)                          $  516,272,585
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                            19.6%
   15,769,485                     AAA/Aaa   Federal National Mortgage Association,
                                            4.0%, 7/1/18-4/1/42                          $   16,836,156
   22,454,498                     AAA/Aaa   Federal National Mortgage Association,
                                            4.5%, 11/1/20-1/1/42                             24,188,342
   21,438,245                     AAA/Aaa   Federal National Mortgage Association,
                                            5.0%, 12/1/17-8/1/40                             23,305,138
    9,699,272                     AAA/Aaa   Federal National Mortgage Association,
                                            5.5%, 9/1/17-6/1/36                              10,619,297
    9,177,544                     AAA/Aaa   Federal National Mortgage Association,
                                            6.0%, 6/1/16-7/1/38                              10,242,254
    1,663,980                     AAA/Aaa   Federal National Mortgage Association,
                                            6.5%, 1/1/15-11/1/37                              1,900,520
      460,381                     AAA/Aaa   Federal National Mortgage Association,
                                            7.0%, 7/1/21-1/1/32                                 272,828
        3,674                     AAA/Aaa   Federal National Mortgage Association,
                                            7.5%, 8/1/20-4/1/30                                   4,036
       27,199                     AAA/Aaa   Federal National Mortgage Association,
                                            8.0%, 4/1/20-5/1/31                                  32,882
    1,906,852                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            4.5%, 3/1/20-10/1/20                              2,036,879
    8,301,694                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            5.0%, 10/1/20-10/1/38                             8,952,039
    3,595,072                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            5.5%, 12/1/18-11/1/35                             3,929,958
    8,658,489                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            6.0%, 5/1/17-12/1/36                              9,595,845
      613,219                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            6.5%, 3/1/13-4/1/34                                 699,762
      645,044                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                            7.0%, 8/1/22-11/1/30                                704,365
   10,150,180                     AAA/Aaa   Government National Mortgage Association I,
                                            4.5%, 7/15/33-8/15/41                            11,126,061
    2,681,634                     AAA/Aaa   Government National Mortgage Association I,
                                            5.0%, 10/15/18-4/15/34                            2,960,160
   11,111,215                     AAA/Aaa   Government National Mortgage Association I,
                                            5.5%, 10/15/17-2/15/37                           12,319,226
   12,341,582                     AAA/Aaa   Government National Mortgage Association I,
                                            6.0%, 8/15/13-10/15/33                           13,983,337
    3,982,426                     AAA/Aaa   Government National Mortgage Association I,
                                            6.5%, 2/15/29-7/15/35                             4,622,747
      862,054                     AAA/Aaa   Government National Mortgage Association I,
                                            7.0%, 12/15/13-5/15/32                            1,037,042
      150,808                     AAA/Aaa   Government National Mortgage Association I,
                                            7.5%, 2/15/26-12/15/31                              177,173

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 45

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                                            (continued)
        5,323                     AAA/Aaa   Government National Mortgage Association I,
                                            7.75%, 2/15/30                               $        5,855
    6,425,123                     AAA/Aaa   Government National Mortgage Association II,
                                            4.5%, 12/20/34-9/20/41                            7,101,363
    2,268,777                     AAA/Aaa   Government National Mortgage Association II,
                                            5.5%, 10/20/19-4/20/34                            2,502,574
       68,611                     AAA/Aaa   Government National Mortgage Association II,
                                            6.5%, 2/20/29-4/20/29                                79,570
      305,703                     AAA/Aaa   Government National Mortgage Association II,
                                            7.0%, 11/20/28-12/20/30                             366,581
    7,620,000                     AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39               9,952,436
    1,365,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39             1,818,222
    5,450,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38              7,231,469
    2,000,000                     AA+/Aaa   U.S. Treasury Bonds, 4.375%, 5/15/40              2,665,312
    7,340,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 2/15/36                9,858,538
    8,435,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 5/15/38               11,409,653
    9,068,000                     AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39               12,304,163
    4,000,000                     AA+/Aaa   U.S. Treasury Bonds, 4.625%, 2/15/40              5,533,124
    5,100,000                     AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28              7,177,454
    4,000,000                     AA+/Aaa   U.S. Treasury Bonds, 5.375%, 2/15/31              5,828,752
      840,000                     AA+/Aaa   U.S. Treasury Bonds, 5.5%, 8/15/28                1,209,206
    4,750,000                     AA+/Aaa   U.S. Treasury Bonds, 6.25%, 8/15/23               6,899,375
      450,000                     AA+/Aaa   U.S. Treasury Bonds, 7.875%, 2/15/21                688,360
    8,000,000                     AA+/Aaa   U.S. Treasury Notes, 2.125%, 8/15/21              8,408,752
    2,700,000                     AA+/Aaa   U.S. Treasury Notes, 2.625%, 11/15/20             2,967,681
    8,750,000                     AA+/Aaa   U.S. Treasury Notes, 2.75%, 2/15/19               9,710,452
    6,380,000                     AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19              7,251,266
-------------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                            (Cost $249,441,457)                          $  280,516,205
-------------------------------------------------------------------------------------------------------
                                            FOREIGN GOVERNMENT BONDS -- 0.3%
    4,600,000                    BBB/Baa1   Russian Federation,
                                            4.5%, 4/4/22 (144A)                          $    4,819,006
-------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN GOVERNMENT BONDS
                                            (Cost $4,567,381)                            $    4,819,006
-------------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 6.8%
                                            Municipal Airport -- 0.1%
    1,000,000                    BBB/Baa1   Indianapolis Airport Authority,
                                            5.1%, 1/15/17                                $    1,132,060
-------------------------------------------------------------------------------------------------------
                                            Municipal Development -- 0.8%
    2,925,000                     AA-/Aa3   California Statewide Communities
                                            Development Authority, 6.0%, 8/15/42         $    3,445,065

The accompanying notes are an integral part of these financial statements.

46 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Municipal Development -- (continued)
    2,350,000                   BBB-/Baa3   Louisiana Local Government Environmental
                                            Facilities & Community Development
                                            Authority, 6.5%, 11/1/35                     $    2,691,902
    2,560,000                    BBB/Baa2   Parish of St John the Baptist Louisiana,
                                            5.125%, 6/1/37                                    2,676,966
    2,310,000                    BBB/Baa3   Selma Industrial Development Board,
                                            5.8%, 5/1/34                                      2,511,917
                                                                                         --------------
                                                                                         $   11,325,850
-------------------------------------------------------------------------------------------------------
                                            Municipal General -- 0.4%
    2,750,000                       A+/A1   New Jersey Transportation Trust Fund
                                            Authority, 5.5%, 6/15/41                     $    3,172,180
    2,400,000                     AAA/Aa1   New York City Transitional Finance
                                            Authority Future Tax Secured Revenue,
                                            5.0%, 11/1/33                                     2,706,408
                                                                                         --------------
                                                                                         $    5,878,588
-------------------------------------------------------------------------------------------------------
                                            Higher Municipal Education -- 3.3%
    4,380,000                     AA-/Aa2   California State University, 5.0%, 11/1/39   $    4,683,446
    3,000,000                     AAA/Aaa   Connecticut State Health & Educational
                                            Facility Authority, 5.0%, 7/1/40                  3,327,510
    4,600,000                     AAA/Aaa   Connecticut State Health & Educational
                                            Facility Authority, 5.0%, 7/1/42                  5,123,250
    2,300,000                     AAA/Aaa   Houston Higher Education Finance Corp.,
                                            4.5%, 11/15/37                                    2,415,230
    1,500,000                     AAA/Aaa   Houston Higher Education Finance Corp.,
                                            5.0%, 5/15/40                                     1,704,540
    1,100,000                      AA/Aa1   Illinois Finance Authority, 5.0%, 10/1/51         1,202,124
    1,200,000                     AAA/Aaa   Massachusetts Development Finance
                                            Agency, 5.0%, 10/15/40                            1,375,020
    6,500,000                     AAA/Aaa   Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 11/15/36              7,812,545
    1,425,000                     AAA/Aaa   Massachusetts Health & Educational
                                            Facilities Authority, 5.5%, 7/1/32                1,971,131
    1,000,000                     AAA/Aaa   Massachusetts Health & Educational
                                            Facilities Authority, 6.0%, 7/1/36                1,222,760
    2,850,000                     AAA/Aaa   Missouri State Health & Educational
                                            Facilities Authority, 5.0%, 11/15/39              3,206,564
    2,590,000                     AAA/Aaa   New York State Dormitory Authority,
                                            5.0%, 10/1/41                                     2,964,695
    2,150,000                      AA/Aa1   New York State Dormitory Authority,
                                            5.0%, 7/1/35                                      2,434,380
    3,700,000                     AAA/Aaa   New York State Dormitory Authority,
                                            5.0%, 7/1/38                                      4,171,972
    1,600,000                      AA/Aa1   New York State Dormitory Authority,
                                            5.0%, 7/1/40                                      1,792,384

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 47

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Higher Municipal Education -- (continued)
      800,000                     AAA/Aaa   Permanent University Fund,
                                            5.0%, 7/1/30                                 $      977,048
      525,000                     AAA/Aaa   University of Texas System,
                                            5.0%, 8/15/43                                       603,236
                                                                                         --------------
                                                                                         $   46,987,835
-------------------------------------------------------------------------------------------------------
                                            Municipal Medical -- 0.1%
      325,000                      AA-/A1   Massachusetts Development Finance
                                            Agency, 5.25%, 4/1/37                        $      358,780
      550,000                      AA-/A1   Massachusetts Development Finance
                                            Agency, 5.375%, 4/1/41                              607,502
                                                                                         --------------
                                                                                         $      966,282
-------------------------------------------------------------------------------------------------------
                                            Municipal Utility District -- 0.3%
    4,060,000                     AA-/Aa3   South Carolina State Public Service
                                            Authority, 5.0%, 12/1/43                     $    4,519,876
-------------------------------------------------------------------------------------------------------
                                            Municipal Pollution -- 0.4%
      995,000                   BBB+/Baa1   County of Sweetwater Wyoming,
                                            5.6%, 12/1/35                                $    1,053,247
      980,000                    BBB/Baa3   Courtland Industrial Development Board,
                                            5.0%, 8/1/27                                        982,313
    3,965,000          5.95        BBB/NR   Port Freeport Texas, Floating Rate
                                            Note, 5/15/33                                     4,391,555
                                                                                         --------------
                                                                                         $    6,427,115
-------------------------------------------------------------------------------------------------------
                                            Municipal Transportation -- 0.1%
    1,600,000                      AA/Aa2   Harris County. Metropolitan Transit
                                            Authority, 5.0%, 11/1/41                     $    1,789,712
-------------------------------------------------------------------------------------------------------
                                            Municipal Water -- 1.1%
    2,400,000                     AAA/Aa1   City of Charleston South Carolina,
                                            5.0%, 1/1/35                                 $    2,756,040
    2,800,000                     AAA/Aa1   City of Charleston South Carolina,
                                            5.0%, 1/1/41                                      3,179,400
    3,275,000                     AA-/Aa3   City of San Francisco California Public
                                            Utilities Commission Water Revenue,
                                            5.0%, 11/1/37                                     3,628,995
      800,000                     AAA/Aa2   Hampton Roads Sanitation District,
                                            5.0%, 4/1/38                                        869,848
    1,415,000                     AAA/Aaa   Metropolitan Water Reclamation District
                                            of Greater Chicago, 5.0%, 12/1/30                 1,648,277
    1,200,000                     AAA/Aaa   Metropolitan Water Reclamation District
                                            of Greater Chicago, 5.0%, 12/1/32                 1,383,972
    1,750,000                      AAA/NR   Tarrant Regional Water District,
                                            5.0%, 3/1/52                                      1,936,480
                                                                                         --------------
                                                                                         $   15,403,012
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Municipal Obligation -- 0.2%
    1,660,000                     AA+/Aa1   State of Washington, 5.0%, 7/1/18            $    2,012,119
    1,400,000                     AA+/Aa1   State of Washington, 5.0%, 8/1/39                 1,566,866
                                                                                         --------------
                                                                                         $    3,578,985
-------------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $88,304,282)                           $   98,009,315
-------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS -- 6.4%**
                                            ENERGY -- 0.4%
                                            Oil & Gas Equipment & Services -- 0.1%
      960,484          9.00         B-/B2   Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                                $      864,436
-------------------------------------------------------------------------------------------------------
                                            Integrated Oil & Gas -- 0.2%
    2,846,919          4.50      BBB/Baa2   Glenn Pool Oil & Gas Trust, Term
                                            Loan, 6/1/16                                 $    2,846,919
-------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.1%
    1,457,053          4.25      BBB-/Ba2   Pilot Travel Centers LLC, Initial Tranche B
                                            Term Loan, 3/7/18                            $    1,459,482
                                                                                         --------------
                                            Total Energy                                 $    5,170,837
-------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.3%
                                            Commodity Chemicals -- 0.1%
      785,714          4.25        NR/Ba2   Tronox, Inc., Closing Date Term
                                            Loan, 1/24/17                                $      774,666
      214,286          4.25        NR/Ba2   Tronox, Inc., Delayed Draw Term
                                            Loan, 1/24/17                                       210,871
                                                                                         --------------
                                                                                         $      985,537
-------------------------------------------------------------------------------------------------------
                                            Diversified Chemicals -- 0.0%+
      198,342          3.22      BBB-/Ba1   Celanese US Holdings LLC, Dollar Term C
                                            Loan (Extended), 10/31/16                    $      198,997
-------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
    1,620,000          5.50       BB+/Ba1   Chemtura Corp., Term Facility, 8/11/16       $    1,626,075
      259,927          2.85       BB+/Ba1   Huntsman International LLC, Extended
                                            Term B Loan, 4/19/17                                255,053
                                                                                         --------------
                                                                                         $    1,881,128
-------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.0%+
      423,574          4.50         B/Ba3   BWAY Holding Co., Replacement B Term
                                            Loan, 2/9/18                                 $      421,191
       42,688          4.50         B/Ba3   ICL Industrial Containers ULC,
                                            Replacement C Term Loan, 2/9/18                      42,448
                                                                                         --------------
                                                                                         $      463,639
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 49

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Precious Metals & Minerals -- 0.1%
    1,348,500          5.25        BB-/B1   Fairmount Minerals, Ltd., Tranche B Term
                                            Loan, 3/1/17                                 $    1,342,600
                                                                                         --------------
                                            Total Materials                              $    4,871,901
-------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.5%
                                            Aerospace & Defense -- 0.5%
    1,641,750          5.75       BB+/Ba3   DigitalGlobe, Inc., Term Loan, 9/21/18       $    1,624,914
      987,521          5.47          B/B2   Dubai Aerospace Enterprise (DAE),
                                            Tranche B-1 Loan, 7/31/14                           977,646
      938,990          5.47          B/B2   Dubai Aerospace Enterprise (DAE),
                                            Tranche B-2 Loan, 7/31/14                           929,600
      947,901          6.29       BB-/Ba2   DynCorp International, Inc., Term
                                            Loan, 7/7/16                                        948,296
      648,375          3.75      BBB-/Ba1   Spirit Aerosystems, Inc., Term B
                                            Loan, 3/27/19                                       649,794
    1,581,194          4.50        BB-/B1   Tasc, Inc., New Tranche B Term
                                            Loan, 4/25/15                                     1,555,500
                                                                                         --------------
                                                                                         $    6,685,750
                                                                                         --------------
                                            Total Capital Goods                          $    6,685,750
-------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                            Environmental & Facilities Services -- 0.2%
    2,576,992          2.25     CCC+/Caa1   Synagro Technologies, Inc., Term Loan
                                            (First Lien), 4/2/14                         $    2,254,868
-------------------------------------------------------------------------------------------------------
                                            Office Services & Supplies -- 0.0%
      621,875          4.25       BB+/Ba1   ACCO Brands Corp., Term B Loan, 1/4/19       $      621,875
                                                                                         --------------
                                            Total Commercial Services & Supplies         $    2,876,743
-------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.1%
                                            Air Freight & Logistics -- 0.1%
      462,700          0.00         NR/NR   CEVA Group Plc, Dollar Tranche B Pre
                                            Funded L/C, 8/31/16                          $      436,866
      351,403          5.47         NR/NR   CEVA Group Plc, EGL Tranche B Term
                                            Loan, 8/31/16                                       332,626
      843,532          5.47        NR/Ba3   CEVA Group Plc, US Tranche B Term
                                            Loan, 8/31/16                                       796,435
                                                                                         --------------
                                                                                         $    1,565,927
                                                                                         --------------
                                            Total Transportation                         $    1,565,927
-------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 1.0%
                                            Auto Parts & Equipment -- 0.4%
    1,013,598          2.75       BB-/Ba3   Allison Transmission, Inc., Term B-1
                                            Loan, 8/7/14                                 $    1,003,459
    1,607,026          3.50      BBB/Baa2   Delphi Automotive LLP, Tranche B Term
                                            Loan, 3/31/17                                     1,607,026

The accompanying notes are an integral part of these financial statements.

50 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Auto Parts & Equipment -- (continued)
    1,058,243          2.18        B+/Ba3   Federal-Mogul Corp., Tranche B Term
                                            Loan, 12/29/14                               $    1,009,520
      539,920          2.18        B+/Ba3   Federal-Mogul Corp., Tranche C Term
                                            Loan, 12/28/15                                      515,061
      842,888          6.75         NR/NR   TI Group Automotive Systems LLC, Term
                                            Loan, 3/1/19                                        820,410
      715,570          4.25        BB/Ba2   Tomkins LLC, Term B-1 Loan, 9/21/16                 716,166
                                                                                         --------------
                                                                                         $    5,671,642
-------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.3%
    4,190,000          4.75        BB/Ba1   The Goodyear Tire & Rubber Co., Loan
                                            (Second Lien), 3/27/19                       $    4,100,962
-------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.3%
    3,875,850          6.00        BB/Ba2   Chrysler Group LLC, Tranche B Term
                                            Loan, 4/28/17                                $    3,909,523
                                                                                         --------------
                                            Total Automobiles & Components               $   13,682,127
-------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.2%
                                            Casinos & Gaming -- 0.1%
    1,072,313          4.00       BB+/Ba1   Pinnacle Entertainment, Inc., Series A Term
                                            Loan, 3/5/19                                 $    1,070,805
-------------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.1%
      992,913          4.50       BB-/Ba3   Burger King Holdings, Inc., Tranche B Term
                                            Loan, 10/30/16                               $      990,013
-------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.0%+
      327,367          7.00         B+/B1   Web Service Co. LLC, Term Loan,
                                            9/28/14                                      $      326,139
                                                                                         --------------
                                            Total Consumer Services                      $    2,386,957
-------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.9%
                                            Advertising -- 0.1%
    1,092,504          5.00        B+/Ba3   Affinion Group, Inc., Tranche B Term
                                            Loan, 10/9/16                                $      997,593
-------------------------------------------------------------------------------------------------------
                                            Broadcasting -- 0.2%
    2,884,687          4.50         B+/B2   Univision Communications, Inc.,
                                            Extended First-Lien Term Loan, 3/29/17       $    2,725,129
-------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.3%
    3,130,210          3.50       BB+/Ba1   Charter Communications Operating LLC,
                                            Term C Loan, 9/6/16                          $    3,109,776
      922,688          4.00       BB+/Ba1   Charter Communications Operating LLC,
                                            Term D Loan, 3/28/19                                918,305
      615,205          2.75          B/B1   WideOpenWest LLC, Term Loan (First
                                            Lien), 6/30/14                                      611,206
                                                                                         --------------
                                                                                         $    4,639,287
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 51

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.2%
      917,796          5.25        NR/Ba1   Cinedigm Digital Funding I LLC, Term
                                            Loan, 3/31/16                                $      916,075
    1,666,000          4.50       BB-/Ba2   Live Nation Entertainment, Inc., Term B
                                            Loan, 10/20/16                                    1,666,000
                                                                                         --------------
                                                                                         $    2,582,075
-------------------------------------------------------------------------------------------------------
                                            Publishing -- 0.1%
    2,287,834          4.50        B+/Ba3   Interactive Data Corp., Term B
                                            Loan, 1/31/18                                $    2,254,450
                                                                                         --------------
                                            Total Media                                  $   13,198,534
-------------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.0%+
                                            Apparel Retail -- 0.0%+
      530,000          4.75        NR/Ba2   Ascena Retail Group, Inc., Tranche B
                                            Term Loan, 5/17/18                           $      530,994
                                                                                         --------------
                                            Total Retailing                              $      530,994
-------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.0%+
                                            Food Retail -- 0.0%+
      349,480          2.77        B+/Ba3   Pinnacle Foods Group, Inc., Initial Term
                                            Loan, 4/19/14                                $      348,096
                                                                                         --------------
                                            Total Food & Staples Retailing               $      348,096
-------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.0%+
                                            Packaged Foods & Meats -- 0.0%+
      305,963          4.50        BB/Ba2   B&G Foods, Inc., Tranche B Term
                                            Loan, 10/28/18                               $      307,110
                                                                                         --------------
                                            Total Food, Beverage & Tobacco               $      307,110
-------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                            Personal Products -- 0.1%
      861,429          4.25       BB-/Ba3   NBTY, Inc., Term B-1 Loan, 10/1/17           $      859,571
                                                                                         --------------
                                            Total Household & Personal Products          $      859,571
-------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.9%
                                            Health Care Supplies -- 0.2%
    2,188,463          7.25       BB-/Ba3   Immucor, Inc., Term B Loan, 7/2/18           $    2,206,244
-------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.0%+
      394,000          4.50        BB/Ba2   DaVita, Inc., Tranche B Term
                                            Loan, 10/20/16                               $      395,970
-------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.7%
    1,604,807          6.50          B/B1   Ardent Medical Services, Inc., Term
                                            Loan, 9/15/15                                $    1,600,795
    2,199,732          3.97        BB/Ba3   Community Health Systems, Inc.,
                                            Extended Term Loan, 7/25/14                       2,167,250

The accompanying notes are an integral part of these financial statements.

52 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- (continued)
      747,900          3.50        BB/Ba3   HCA Holdings, Inc., Tranche B-3 Term
                                            Loan, 5/1/18                                 $      727,683
    1,793,613          3.71        BB/Ba3   HCA, Inc., Tranche B-2 Term Loan,
                                            3/17/17                                           1,746,371
    1,671,600          4.50       BB-/Ba3   Health Management Associates, Inc.,
                                            Term B Loan, 11/1/18                              1,660,108
    1,852,559          3.75       BB+/Ba2   Universal Health Services, Inc., Tranche B
                                            Term Loan 2011, 11/30/16                          1,830,175
                                                                                         --------------
                                                                                         $    9,732,382
-------------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.0%
      464,320          4.50        BB/Ba3   IMS Health, Inc., Tranche B Dollar Term
                                            Loan (2011), 8/31/17                         $      462,463
                                                                                         --------------
                                            Total Health Care Equipment & Services       $   12,797,059
-------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.3%
                                            Biotechnology -- 0.1%
    1,018,219          4.50       BB-/Ba3   Grifols, Inc., New U.S. Tranche B Term
                                            Loan, 6/4/17                                 $    1,010,688
-------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.0%+
      588,123          4.00      BBB-/Ba1   Endo Health Solutions, Inc., Term Loan B
                                            2011, 4/14/18                                $      588,417
-------------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services -- 0.2%
    2,729,168          4.25       BB-/Ba3   Catalent Pharma Solutions, Inc., Extended
                                            Dollar Term-1 Loan, 9/15/16                  $    2,713,817
                                                                                         --------------
                                            Total Pharmaceuticals, Biotechnology &
                                            Life Sciences                                $    4,312,922
-------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.2%
                                            Other Diversified Financial Services -- 0.2%
    1,729,718          4.00     BBB-/Baa2   RPI Finance Trust, 6.75 Year Term
                                            Loan, 4/13/18                                $    1,717,466
      999,288          5.25        NR/Ba2   WorldPay, Facility B2A Term Loan, 8/6/17            999,601
                                                                                         --------------
                                                                                         $    2,717,067
                                                                                         --------------
                                            Total Diversified Financials                  $    2,717,067
-------------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.1%
                                            Insurance Brokers -- 0.1%
    1,763,837          4.75         B+/B1   HUB International Holdings, Inc., 2017
                                            Initial Term Loan (Extended), 6/13/17        $    1,753,254
                                                                                         --------------
                                            Total Insurance                              $    1,753,254
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 53

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.2%
                                            Internet Software & Services -- 0.1%
    1,402,250          4.00       BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term
                                            Loan, 12/15/16                               $    1,396,407
-------------------------------------------------------------------------------------------------------
                                            IT Consulting & Other Services -- 0.1%
    1,663,275          3.99         BB/NR   SunGard Data Systems, Inc., Tranche C
                                            Term Loan, 2/28/17                           $    1,650,791
-------------------------------------------------------------------------------------------------------
                                            Application Software -- 0.0%+
      380,174          3.25      BB+/Baa3   Nuance Communications, Inc., Term C
                                            Loan, 3/31/16                                $      379,858
-------------------------------------------------------------------------------------------------------
                                            Systems Software -- 0.0%+
      198,621          3.75      BBB-/Ba2   The Reynolds & Reynolds Co., Tranche B
                                            Term Loan, 3/9/18                            $      197,752
                                                                                         --------------
                                            Total Software & Services                    $    3,624,808
-------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                            Communications Equipment -- 0.1%
      935,264          4.25         NR/NR   CommScope, Inc., Tranche 1 Term
                                            Loan, 1/14/18                                $      932,926
-------------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.2%
    2,676,309          2.49       BB+/Ba2   Flextronics Semiconductor, Ltd., A Closing
                                            Date Loan, 10/1/14                           $    2,627,801
      494,647          2.50       BB+/Ba2   Flextronics Semiconductor, Ltd., A-1-A
                                            Delayed Draw Loan, 10/1/14                          485,682
      314,835          2.50       BB+/Ba2   Flextronics Semiconductor, Ltd., A-2
                                            Delayed Draw Loan, 10/1/14                          309,129
      367,308          2.49       BB+/Ba2   Flextronics Semiconductor, Ltd., A-3
                                            Delayed Draw Loan, 10/1/14                          360,650
                                                                                         --------------
                                                                                         $    3,783,262
                                                                                         --------------
                                            Total Technology Hardware & Equipment        $    4,716,188
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.3%
                                            Semiconductor Equipment -- 0.2%
    3,361,690          5.75        BB-/B1   Aeroflex, Inc., Tranche B Term
                                            Loan, 4/25/18                                $    3,252,435
-------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.1%
      985,099          4.00        BB/Ba2   Microsemi Corp., Term Loan, 2/2/18           $      974,017
      510,000          4.25      BBB-/Ba2   Semtech Corp., B Term Loan, 2/21/17                 510,000
                                                                                         --------------
                                                                                         $    1,484,017
                                                                                         --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                      $    4,736,452
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Bond Fund | Annual Report | 6/30/12

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                                Value
-------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.1%
                                            Wireless Telecommunication Services -- 0.1%
    1,180,000          3.24          B/B3   Intelsat Jackson Holdings SA, Term Loan
                                            (Unsecured), 2/1/14                          $    1,155,220
                                                                                         --------------
                                            Total Telecommunication Services             $    1,155,220
-------------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.3%
                                            Electric Utilities -- 0.2%
    4,044,646          4.74        CCC/B2   Texas Competitive Electric Holdings
                                            Co. LLC, 2017 Term Loan (Extending),
                                            10/10/17                                     $    2,426,399
-------------------------------------------------------------------------------------------------------
                                            Independent Power Producers & Energy
                                            Traders -- 0.1%
    1,356,300          4.00      BB+/Baa3   NRG Energy, Inc., Term Loan, 5/5/18          $    1,349,896
                                                                                         --------------
                                            Total Utilities                              $    3,776,295
-------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $92,728,954)                           $   92,073,812
-------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 3.7%
                                            Repurchase Agreements -- 3.7%
   19,150,000                      NR/Aaa   Deutschebank AG, 0.2%, dated 6/29/12,
                                            repurchase price of $19,150,000
                                            plus accrued interest on 7/2/12
                                            collateralized by the following:
                                            $585,366 U.S. Treasury Bond,
                                            2.0-3.375%, 11/15/26-4/15/32
                                            $18,947,634 U.S. Treasury Strip,
                                            0.0-2.625%, 8/5/12-2/15/42                   $   19,150,000
   15,150,000                      NR/Aaa   JPMorgan, Inc., 0.18%, dated 6/29/12,
                                            repurchase price of $15,150,000
                                            plus accrued interest on 7/2/12
                                            collateralized by $15,453,235 Federal
                                            National Mortgage Association (ARM),
                                            1.755-5.97%, 3/1/34-1/1/42                       15,150,000
    9,150,000                      NR/Aaa   RBC Capital Markets, Inc., 0.14%, dated
                                            6/29/12, repurchase price of $9,150,000
                                            plus accrued interest on 7/2/12
                                            collateralized by $9,333,000 Government
                                            National Mortgage Association I,
                                            3.5-5.5%, 2/15/40-6/20/42                         9,150,000
                                            TD Securities, Inc., 0.14%, dated 6/29/12,
                                            repurchase price of $9,150,000 plus
                                            accrued interest on 7/2/12 collateralized
                                            by $9,333,073 U.S. Treasury Bond,
                                            2.625-4.5%, 7/31/14-5/15/38                       9,150,000
                                                                                         --------------
                                                                                         $   52,600,000
-------------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $52,600,000)                           $   52,600,000
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 55

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate(b)       Ratings
Amount ($)      (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 98.7%
                                            (Cost $1,343,642,719) (a)                   $ 1,414,726,320
-------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS & LIABILITIES -- 1.3%          $    18,884,115
=======================================================================================================
                                            TOTAL NET ASSETS -- 100.0%                  $ 1,433,610,435
=======================================================================================================
                                            CREDIT DEFAULT SWAP AGREEMENTS
-------------------------------------------------------------------------------------------------------
Notional                                    Swap Counterparty/
Principal($)                                Referenced Obligation                       Unrealized Loss
-------------------------------------------------------------------------------------------------------
   14,000,000                               JPMorgan Chase & Co., Index: Markit
                                            CDX.NA.IG.18, 1.0%, 6/20/17                 $       (76,622)
-------------------------------------------------------------------------------------------------------
                                            TOTAL CREDIT DEFAULT SWAP AGREEMENTS
                                            (Cost $16,039)                              $       (76,622)
-------------------------------------------------------------------------------------------------------

NR      Not rated by either S&P or Moody's.

WR      Withdrawn rating.

+       Rounds to less than 0.05%

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $272,925,998 or 19.0% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $1,342,848,808 was as follows:

          Aggregate gross unrealized gain for all investments in which there
            is an excess of value over tax cost                                  $ 100,227,036

          Aggregate gross unrealized loss for all investments in which there
            is an excess of tax cost over value                                    (28,349,524)
                                                                                 -------------
          Net unrealized gain                                                    $  71,877,512
                                                                                 =============


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June 30, 2012 were as follows:

--------------------------------------------------------------------------------
                                               Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities           $  61,040,330       $  63,442,208
Other Long-Term Securities                     $ 290,578,556       $ 212,555,908

The accompanying notes are an integral part of these financial statements.

56 Pioneer Bond Fund | Annual Report | 6/30/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements - Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------------
                                       Level 1        Level 2           Level 3    Total
-------------------------------------------------------------------------------------------------
Convertible Corporate Bonds            $        --    $    8,385,314    $    --    $    8,385,314
Preferred Stocks                        15,216,385                --         --        15,216,385
Convertible Preferred Stocks             6,311,250         7,961,800         --        14,273,050
Asset Backed Securities                         --        78,169,875         --        78,169,875
Collateralized Mortgage Obligations             --       254,390,773         --       254,390,773
Corporate Bonds                                 --       516,272,585         --       516,272,585
U.S. Government Agency Obligations              --       280,516,205         --       280,516,205
Foreign Government Bonds                        --         4,819,006         --         4,819,006
Municipal Bonds                                 --        98,009,315         --        98,009,315
Senior Floating Rate Loan Interests             --        92,073,812         --        92,073,812
Repurchase Agreements                           --        52,600,000         --        52,600,000
-------------------------------------------------------------------------------------------------
Total                                  $21,527,635    $1,393,198,685    $    --    $1,414,726,320
=================================================================================================
Other Financial Instruments*           $   331,690    $      (76,622)   $    --    $      255,068
=================================================================================================

* Other financial instruments include futures contracts and credit default swaps.

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                 Collateralized
                                                                 Mortgage
                                                                 Obligations
--------------------------------------------------------------------------------
Balance as of 6/30/11                                            $      232,842
Realized gain (loss)1                                                        --
Change in unrealized appreciation (depreciation)2                            --
Net purchases (sales)                                                        --
Transfers in and out of Level 3**                                      (232,842)
--------------------------------------------------------------------------------
Balance as of 6/30/12                                            $           --
================================================================================

1  Realized gain (loss) on these securities is included in the net realized gain
   (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 57

Statement of Assets and Liabilities | 6/30/12

ASSETS:
   Investment in securities (cost $1,343,642,719)                         $1,414,726,320
   Cash                                                                        6,865,345
   Futures Collateral                                                            810,325
   Receivables --
     Investment securities sold                                                   73,382
     Fund shares sold                                                         12,889,277
     Interest                                                                 12,211,669
     Dividends                                                                   109,230
     Due from Pioneer Investment Management, Inc.                                116,703
     Variation margin                                                            326,119
   Other                                                                          47,258
-----------------------------------------------------------------------------------------
       Total assets                                                       $1,448,175,628
=========================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                      $    9,138,590
     Fund shares repurchased                                                   3,022,910
     Dividends                                                                 1,880,333
   Credit default swaps, premiums received                                         3,405
   Unrealized depreciation on credit default swaps                                76,622
   Due to affiliates                                                             312,874
   Accrued expenses                                                              130,459
-----------------------------------------------------------------------------------------
       Total liabilities                                                  $   14,565,193
=========================================================================================
NET ASSETS:
   Paid-in capital                                                        $1,382,117,378
   Distributions in excess of net investment income                           (1,392,581)
   Accumulated net realized loss on investments
     and futures contracts                                                   (18,453,031)
   Net unrealized gain on investments                                         71,083,601
   Net unrealized loss on credit default swaps                                   (76,622)
   Net unrealized gain on futures contracts                                      331,690
-----------------------------------------------------------------------------------------
       Total net assets                                                   $1,433,610,435
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $453,772,382/46,626,208 shares)                      $         9.73
   Class B (based on $12,941,582/1,337,728 shares)                        $         9.67
   Class C (based on $93,737,142/9,736,176 shares)                        $         9.63
   Class R (based on $23,892,191/2,433,397 shares)                        $         9.82
   Class Y (based on $847,071,630/87,816,999 shares)                      $         9.65
   Class Z (based on $2,195,508/225,063 shares)                           $         9.76
MAXIMUM OFFERING PRICE:
   Class A ($9.73 / 95.5% )                                               $        10.19
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58 Pioneer Bond Fund | Annual Report | 6/30/12

Statement of Operations

For the Year Ended 6/30/12

INVESTMENT INCOME:
   Interest                                                        $ 68,544,429
   Dividends                                                          1,276,487
   Income from securities loaned, net                                    34,712
---------------------------------------------------------------------------------------------------
       Total investment income                                                        $ 69,855,628
===================================================================================================
EXPENSES:
   Management fees                                                 $  6,527,411
   Transfer agent fees
     Class A                                                            338,972
     Class B                                                             55,343
     Class C                                                             50,601
     Class R                                                              8,200
     Class Y                                                             85,385
     Class Z                                                                694
   Distribution fees
     Class A                                                          1,096,614
     Class B                                                            156,312
     Class C                                                            901,524
     Class R                                                            103,420
   Shareholder communications expense                                 1,325,859
   Administrative reimbursements                                        386,572
   Custodian fees                                                        45,895
   Registration fees                                                    190,897
   Professional fees                                                    114,809
   Printing expense                                                      61,476
   Fees and expenses of nonaffiliated Trustees                           41,729
   Miscellaneous                                                        161,729
---------------------------------------------------------------------------------------------------
       Total expenses                                                                 $ 11,653,442
       Less fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                              (824,894)
---------------------------------------------------------------------------------------------------
       Net expenses                                                                   $ 10,828,548
---------------------------------------------------------------------------------------------------
         Net investment income                                                        $ 59,027,080
---------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
     Investments                                                   $  1,714,669
     Class action                                                        17,845
     Futures contracts                                               (2,084,350)
     Credit default swaps                                                16,333        $  (335,503)
---------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) on:
     Investments                                                   $ 17,693,125
     Futures contracts                                                  309,609
     Credit default swaps                                               (76,622)       $17,926,112
---------------------------------------------------------------------------------------------------
   Net gain on investments and futures contracts                                      $ 17,590,609
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                               $ 76,617,689
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 59

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended        Year Ended
                                                                 6/30/12           6/30/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $   59,027,080    $   58,916,585
Net realized gain on investments and futures contracts                 (335,503)       19,978,053
Change in net unrealized gain on investments, credit default
   swaps and futures contracts                                       17,926,112         6,496,838
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations        $   76,617,689    $   85,391,476
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.43 and $0.44 per share, respectively)           $  (19,730,298)   $  (19,115,565)
     Class B ($0.33 and $0.34 per share, respectively)                 (543,288)         (814,135)
     Class C ($0.35 and $0.35 per share, respectively)               (3,283,618)       (3,061,924)
     Class R ($0.40 and $0.41 per share, respectively)                 (844,452)         (841,089)
     Class Y ($0.45 and $0.46 per share, respectively)              (36,596,527)      (33,941,983)
     Class Z ($0.46 and $0.46 per share, respectively)                  (63,937)          (34,116)
Net realized gain:
     Class A ($0.05 and $0.00 per share, respectively)               (2,175,260)             --
     Class B ($0.05 and $0.00 per share, respectively)                  (84,708)             --
     Class C ($0.05 and $0.00 per share, respectively)                 (468,609)             --
     Class R ($0.05 and $0.00 per share, respectively)                 (100,096)             --
     Class Y ($0.05 and $0.00 per share, respectively)               (4,001,897)             --
     Class Z ($0.05 and $0.00 per share, respectively)                   (4,956)             --
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                          $  (67,897,646)   $  (57,808,812)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  495,304,090    $  502,805,760
Reinvestment of distributions                                        41,060,757        31,046,676
Cost of shares repurchased                                         (452,496,717)     (483,127,000)
--------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       Fund share transactions                                   $   83,868,130    $   50,725,436
--------------------------------------------------------------------------------------------------
     Net increase in net assets                                  $   92,588,173    $   78,308,100
NET ASSETS:
Beginning of period                                               1,341,022,262     1,262,714,162
--------------------------------------------------------------------------------------------------
End of period                                                    $1,433,610,435    $1,341,022,262
==================================================================================================
Undistributed (distributions in excess of) net
   investment income                                             $   (1,392,581)   $      575,991
==================================================================================================

The accompanying notes are an integral part of these financial statements.

60 Pioneer Bond Fund | Annual Report | 6/30/12

------------------------------------------------------------------------------------------------
                                  '12 Shares     '12 Amount        '11 Shares     '11 Amount
------------------------------------------------------------------------------------------------
CLASS A
Shares sold                        16,727,695    $ 161,640,303      27,278,290    $ 263,115,680
Reinvestment of distributions       1,828,665       17,631,168       1,589,792       15,316,927
Less shares repurchased           (23,798,695)    (230,385,873)    (21,554,132)    (207,161,586)
------------------------------------------------------------------------------------------------
     Net increase (decrease)       (5,242,335)   $ (51,114,402)      7,313,950    $  71,271,021
================================================================================================
CLASS B
Shares sold or exchanged              247,924    $   2,395,584         222,239    $   2,121,453
Reinvestment of distributions          60,804          582,295          77,652          743,038
Less shares repurchased              (895,246)      (8,592,690)     (1,289,045)     (12,303,562)
------------------------------------------------------------------------------------------------
     Net decrease                    (586,518)   $  (5,614,811)       (989,154)   $  (9,439,071)
================================================================================================
CLASS C
Shares sold                         3,526,577    $  33,738,657       2,737,693    $  26,073,411
Reinvestment of distributions         270,485        2,578,644         213,686        2,036,474
Less shares repurchased            (2,738,794)     (26,122,885)     (3,040,932)     (28,890,255)
------------------------------------------------------------------------------------------------
     Net increase (decrease)        1,058,268    $  10,194,416         (89,553)   $    (780,370)
================================================================================================
CLASS R
Shares sold                         1,408,283    $  13,985,377       1,314,257    $  12,751,688
Reinvestment of distributions          80,268          780,766          63,853          620,735
Less shares repurchased            (1,160,309)     (11,320,599)     (1,182,197)     (11,480,126)
------------------------------------------------------------------------------------------------
     Net increase (decrease)          328,242    $   3,445,544         195,913    $   1,892,297
================================================================================================
CLASS Y
Shares sold                        29,204,230    $ 277,000,768      20,798,206    $ 198,381,546
Reinvestment of distributions       2,032,263       19,420,618       1,288,384       12,308,045
Less shares repurchased           (18,352,855)    (175,882,776)    (23,425,218)    (222,959,013)
------------------------------------------------------------------------------------------------
     Net increase (decrease)       12,883,638    $ 120,538,610      (1,338,628)   $ (12,269,422)
================================================================================================
CLASS Z
Shares sold                           156,608    $   6,543,401          37,285    $     361,982
Reinvestment of distributions           6,949           67,266           2,220           21,457
Less shares repurchased               (19,851)        (191,894)        (34,264)        (332,458)
------------------------------------------------------------------------------------------------
     Net increase                     143,706    $   6,418,773           5,241    $      50,981
================================================================================================

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 61

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year       Year       Year       Year          Year
                                                                  Ended      Ended      Ended      Ended         Ended
                                                                  6/30/12    6/30/11    6/30/10    6/30/09       6/30/08
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $   9.66   $   9.44   $   8.63   $   9.10      $   8.95
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                          $   0.42   $   0.45   $   0.45   $   0.50      $   0.43
   Net realized and unrealized gain (loss) on investments             0.13       0.21       0.80      (0.31)         0.16
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $   0.55   $   0.66   $   1.25   $   0.19      $   0.59
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.43)     (0.44)     (0.44)     (0.55)        (0.44)
   Net realized gain                                                 (0.05)      --         --        (0.11)         --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.07   $   0.22   $   0.81   $  (0.47)     $   0.15
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $   9.73   $   9.66   $   9.44   $   8.63      $   9.10
==========================================================================================================================
Total return*                                                         5.91%      7.08%     14.71%      2.65%         6.64%
Ratio of net expenses to average net assets+                          0.85%      0.85%      0.85%      0.89%(a)      1.00%
Ratio of net investment income to average net assets+                 4.35%      4.63%      4.86%      5.88%         4.60%
Portfolio turnover rate                                                 21%        36%        41%        34%           73%
Net assets, end of period (in thousands)                          $453,772   $500,905   $420,706   $320,036      $265,959
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     1.03%      1.06%      1.07%      1.09%         1.04%
   Net investment income                                              4.17%      4.42%      4.64%      5.68%         4.56%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                       0.85%      0.85%      0.85%      0.89%(a)      1.00%
   Net investment income                                              4.35%      4.63%      4.86%      5.88%         4.60%
--------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

(a) On October 1, 2008, Pioneer contractually lowered Class A shares' expense limitation from 1.00% to 0.85% of the average daily net assets attributable to Class A shares. The expense limit will be in effect through November 1, 2013.

The accompanying notes are an integral part of these financial statements.

62 Pioneer Bond Fund | Annual Report | 6/30/12

-----------------------------------------------------------------------------------------------------------------------------
                                                                       Year        Year        Year       Year       Year
                                                                       Ended       Ended       Ended      Ended      Ended
                                                                       6/30/12     6/30/11     6/30/10    6/30/09    6/30/08
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                   $  9.60     $  9.38     $  8.58    $  9.05    $  8.90
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.31     $  0.35     $  0.35    $  0.42    $  0.34
   Net realized and unrealized gain (loss) on investments                 0.14        0.21        0.79      (0.31)      0.16
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.45     $  0.56     $  1.14    $  0.11    $  0.50
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.33)      (0.34)      (0.34)     (0.47)     (0.35)
   Net realized gain                                                     (0.05)       --          --        (0.11)      --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.07     $  0.22     $  0.80    $ (0.47)   $  0.15
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.67     $  9.60     $  9.38    $  8.58    $  9.05
=============================================================================================================================
Total return*                                                             4.82%       5.99%      13.47%      1.62%      5.70%
Ratio of net expenses to average net assets+                              1.90%       1.90%       1.90%      1.90%      1.90%
Ratio of net investment income to average net assets+                     3.31%       3.59%       3.89%      4.90%      3.72%
Portfolio turnover rate                                                     21%         36%         41%        34%        73%
Net assets, end of period (in thousands)                               $12,942     $18,474     $27,342    $31,738    $34,106
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         2.02%       1.95%       1.98%      1.99%      1.90%
   Net investment income                                                  3.19%       3.54%       3.81%      4.81%      3.72%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.90%       1.90%       1.90%      1.90%      1.89%
   Net investment income                                                  3.31%       3.59%       3.89%      4.90%      3.73%
-----------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 63

-----------------------------------------------------------------------------------------------------------------------------
                                                                       Year        Year        Year       Year       Year
                                                                       Ended       Ended       Ended      Ended      Ended
                                                                       6/30/12     6/30/11     6/30/10    6/30/09    6/30/08
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                   $  9.55     $  9.34     $  8.54    $  9.02    $  8.87
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.33     $  0.36     $  0.37    $  0.42    $  0.35
   Net realized and unrealized gain (loss) on investments                 0.15        0.20        0.78      (0.31)      0.16
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.48     $  0.56     $  1.15    $  0.11    $  0.51
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.35)      (0.35)      (0.35)     (0.48)     (0.36)
   Net realized gain                                                     (0.05)       --          --        (0.11)      --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.08     $  0.21     $  0.80    $ (0.48)   $  0.15
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.63     $  9.55     $  9.34    $  8.54    $  9.02
=============================================================================================================================
Total return*                                                             5.12%       6.06%      13.63%      1.62%      5.80%
Ratio of net expenses to average net assets+                              1.73%       1.73%       1.79%      1.83%      1.82%
Ratio of net investment income to average net assets+                     3.47%       3.75%       3.91%      4.93%      3.79%
Portfolio turnover rate                                                     21%         36%         41%        34%        73%
Net assets, end of period (in thousands)                               $93,737     $82,915     $81,892    $53,045    $35,784
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.73%       1.73%       1.79%      1.83%      1.82%
   Net investment income                                                  3.47%       3.75%       3.91%      4.93%      3.79%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.73%       1.73%       1.79%      1.83%      1.82%
   Net investment income                                                  3.47%       3.75%       3.91%      4.93%      3.79%
-----------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

64 Pioneer Bond Fund | Annual Report | 6/30/12

-----------------------------------------------------------------------------------------------------------------------------
                                                                       Year        Year        Year       Year       Year
                                                                       Ended       Ended       Ended      Ended      Ended
                                                                       6/30/12     6/30/11     6/30/10    6/30/09    6/30/08
-----------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                   $  9.74     $  9.52     $  8.71    $  9.18    $  9.05
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                               $  0.39     $  0.41     $  0.42    $  0.48    $  0.40
   Net realized and unrealized gain (loss) on investments                 0.14        0.22        0.80      (0.31)      0.15
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $  0.53     $  0.63     $  1.22    $  0.17    $  0.55
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                                 (0.40)      (0.41)      (0.41)     (0.53)     (0.42)
   Net realized gain                                                     (0.05)       --          --        (0.11)      --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  0.08     $  0.22     $  0.81    $ (0.47)   $  0.13
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  9.82     $  9.74     $  9.52    $  8.71    $  9.18
=============================================================================================================================
Total return*                                                             5.58%       6.67%      14.18%      2.35%      6.15%
Ratio of net expenses to average net assets+                              1.25%       1.24%       1.25%      1.25%      1.25%
Ratio of net investment income to average net assets+                     3.94%       4.25%       4.50%      5.53%      4.35%
Portfolio turnover rate                                                     21%         36%         41%        34%        73%
Net assets, end of period (in thousands)                               $23,892     $20,508     $18,186    $15,404    $11,263
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                         1.35%       1.24%       1.26%      1.30%      1.31%
   Net investment income                                                  3.84%       4.25%       4.49%      5.48%      4.30%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                           1.25%       1.24%       1.25%      1.25%      1.25%
   Net investment income                                                  3.94%       4.25%       4.50%      5.53%      4.35%
-----------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 65

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Year        Year        Year        Year        Year
                                                                    Ended       Ended       Ended       Ended       Ended
                                                                    6/30/12     6/30/11     6/30/10     6/30/09     6/30/08
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $   9.57    $   9.36    $   8.55    $   9.02    $   8.88
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                            $   0.44    $   0.47    $   0.47    $   0.53    $   0.45
   Net realized and unrealized gain (loss) on investments               0.14        0.20        0.79       (0.31)       0.16
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                  $   0.58    $   0.67    $   1.26    $   0.22    $   0.61
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.45)      (0.46)      (0.45)      (0.58)      (0.47)
   Net realized gain                                                   (0.05)       --          --         (0.11)       --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   0.08    $   0.21    $   0.81    $  (0.47)   $   0.14
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $   9.65    $   9.57    $   9.36    $   8.55    $   9.02
=============================================================================================================================
Total return*                                                           6.27%       7.25%      15.06%       2.95%       6.91%
Ratio of net expenses to average net assets+                            0.65%       0.61%       0.61%       0.63%       0.59%
Ratio of net investment income to average net assets+                   4.55%       4.88%       5.13%       6.10%       5.02%
Portfolio turnover rate                                                   21%         36%         41%         34%         73%
Net assets, end of period (in thousands)                            $847,072    $717,433    $713,869    $589,661    $710,219
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.65%       0.61%       0.61%       0.64%       0.61%
   Net investment income                                                4.55%       4.88%       5.13%       6.09%       5.00%
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         0.65%       0.61%       0.61%       0.63%       0.59%
   Net investment income                                                4.55%       4.88%       5.13%       6.10%       5.02%
-----------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

66 Pioneer Bond Fund | Annual Report | 6/30/12

--------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year      Year      Year       7/6/07 (a)
                                                                      Ended      Ended     Ended     Ended      to
                                                                      6/30/12    6/30/11   6/30/10   6/30/09    6/30/08
--------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                  $ 9.68     $ 9.46    $ 8.67    $  9.10    $ 8.89
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                              $ 0.45     $ 0.47    $ 0.48    $  0.54    $ 0.45
   Net realized and unrealized gain (loss) on investments               0.14       0.21      0.77      (0.28)     0.22
--------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                               $ 0.59     $ 0.68    $ 1.25    $  0.26    $ 0.67
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                               (0.46)     (0.46)    (0.46)     (0.58)    (0.46)
   Net realized gain                                                   (0.05)      --        --        (0.11)     --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ 0.08     $ 0.22    $ 0.79    $ (0.43)   $ 0.21
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 9.76     $ 9.68    $ 9.46    $  8.67    $ 9.10
==========================================================================================================================
Total return*                                                           6.23%      7.30%    14.68%      3.42%     7.63%(b)
Ratio of net expenses to average net assets+                            0.65%      0.65%     0.63%      0.65%     0.58%**
Ratio of net investment income to average net assets+                   4.50%      4.82%     5.00%      5.91%     5.00%**
Portfolio turnover rate                                                   21%        36%       41%        34%       73%
Net assets, end of period (in thousands)                              $2,196     $  787    $  720    $   382    $  102
Ratios with no waiver of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                       0.83%      0.72%     0.63%      0.67%     0.58%**
   Net investment income                                                4.32%      4.75%     5.00%      5.89%     5.00%**
Ratios with waiver of fees and assumption of expenses by the
   Adviser and reduction for fees paid indirectly:
   Net expenses                                                         0.65%      0.65%     0.63%      0.65%     0.58%**
   Net investment income                                                4.50%      4.82%     5.00%      5.91%     5.00%**
--------------------------------------------------------------------------------------------------------------------------

(a)   Class Z shares were first publicly offered on July 6, 2007.

(b)   Not annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratios with no fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 67

Notes to Financial Statements | 6/30/12

1. Organization and Significant Accounting Policies

Pioneer Bond Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income consistent with preservation of capital.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

68 Pioneer Bond Fund | Annual Report | 6/30/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At June 30, 2012, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 69

   Principal amounts of mortgage-backed securities, asset-backed securities and corporate bonds are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At June 30, 2012, the Fund reclassified $158 to decrease paid-in capital, $66,468 to decrease distributions in excess of net investment income and $66,310 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At June 30, 2012, the Fund had a net capital loss carryforward of $19,070,867, of which the following amounts will expire between 2014 and 2016 if not utilized: $4,128,229 in 2014, $7,351,686 in 2015 and $7,590,952 in
   2016. The entire amount of which resulted from the reorganization with Regions Morgan Keegan Select Fixed Income Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code.

70 Pioneer Bond Fund | Annual Report | 6/30/12

   The tax character of distributions paid during the years ended June 30, 2012 and June 30, 2011 was as follows:

---------------------------------------------------------------------------------------
                                                           2012                    2011
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $ 61,062,120            $ 57,808,812
Long-term capital gain                                6,835,526                      --
---------------------------------------------------------------------------------------
   Total                                           $ 67,897,646            $ 57,808,812
=======================================================================================

   The following shows the components of distributable earnings on a federal income tax basis at June 30, 2012:

--------------------------------------------------------------------------------
                                                                           2012
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $    566,745
Capital loss carryforward                                           (19,070,867)
Dividends payable                                                    (1,880,333)
Net unrealized gain                                                  71,877,512
--------------------------------------------------------------------------------
Total                                                              $ 51,493,057
================================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, interest on defaulted bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts and credit default swaps.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $119,441 in underwriting commissions on the sale of Class A shares during the year ended June 30, 2012.

D. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the period, the Fund recognized gains of $17,845 settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                                  Pioneer Bond Fund | Annual Report | 6/30/12 71

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unau-dited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the year ended June 30, 2012 was 1,128.

72 Pioneer Bond Fund | Annual Report | 6/30/12

At June 30, 2012, open futures contracts were as follows:

---------------------------------------------------------------------------------------------
                               Number of
                               Contracts         Settlement                       Unrealized
Type                           Long/(Short)      Month         Value              Gain/(Loss)
---------------------------------------------------------------------------------------------
U.S. 5 Year Note (CBT)         (423)             9/12          $  (52,438,781)    $  72,705
U.S. Long Bond (CBT)            (46)             9/12              (6,806,563)       51,750
U.S. 10 Year Note (CBT)        (359)             9/12             (47,881,625)      101,047
U.S. 2 Year Note (CBT)         (248)             9/12             (54,606,500)       50,376
U.S. Ultra Bond (CBT)            19              9/12               3,170,031        55,812
---------------------------------------------------------------------------------------------
                                                               $ (158,563,438)    $ 331,690
=============================================================================================

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At June 30, 2012, the Fund had no securities on loan.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 73

I. Credit Default Swap Agreements

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

74 Pioneer Bond Fund | Annual Report | 6/30/12

   During the year ended June 30, 2012, the Fund entered into one credit default swap contract, with a notional amount of $14,000,000, which was still open at year end. Credit default swap contracts outstanding at year end are listed at the end of the Fund's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; 0.45% of the next $1 billion; and 0.40% of the excess over $2 billion. For the year ended June 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.49% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.90%, 1.90%, 1.25%, 0.76% and 0.65%
of the average daily net assets attributable to Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively. Fees waived and expenses reimbursed during the year ended June 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through November 1, 2013 for Class A, Class B, Class C, Class R and Class Z shares and through June 1, 2012 for Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $82,231 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended June 30, 2012, such out-of-pocket expenses by class of shares were as follows:

                                  Pioneer Bond Fund | Annual Report | 6/30/12 75

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                              $   609,032
Class B                                                                   16,707
Class C                                                                   95,733
Class R                                                                   50,588
Class Y                                                                  550,674
Class Z                                                                    3,125
--------------------------------------------------------------------------------
   Total:                                                            $ 1,325,859
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $211,651 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2012.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,992 in distribution fees payable to PFD at June 30, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain

76 Pioneer Bond Fund | Annual Report | 6/30/12 subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended June 30, 2012, CDSCs in the amount of $23,329 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended June 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of June 30, 2012 were as follows:

---------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments            Asset Derivatives 2012           Liabilities Derivatives 2012
Under Accounting               --------------------------------------------------------------
Standards Codification         Balance Sheet                    Balance Sheet
(ASC) 815                      Location         Value           Location         Value
---------------------------------------------------------------------------------------------
Interest Rate Futures*         Receivables      $  810,325      Payables         $      --
Credit Default Swaps           Receivables      $       --      Payables         $  76,622
---------------------------------------------------------------------------------------------
   Total
=============================================================================================

* Reflects the unrealized depreciation on futures contracts (see Note 1F). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2012 was as follows:

-------------------------------------------------------------------------------------------------
Derivatives Not                                                    Realized       Change in
Accounted for as                                                   Gain or        Unrealized
Hedging Instruments                                                Loss on        Gain or (Loss)
Under Accounting              Location of Gain or (Loss)           Derivatives    on Derivatives
Standards Codification        on Derivatives Recognized            Recognized     Recognized
(ASC) 185                     in Income                            in Income      in Income
-------------------------------------------------------------------------------------------------
Interest Rate Futures         Net realized loss on futures         $(2,084,350)
                              contracts
Interest Rate Futures         Change in unrealized gain on
                              futures contracts                                      309,609
Credit Default Swaps          Net realized gain on credit
                              default swaps                             16,333
Credit Default Swaps          Change in unrealized loss on
                              credit default swaps                                   (76,622)
-------------------------------------------------------------------------------------------------

                                  Pioneer Bond Fund | Annual Report | 6/30/12 77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Bond Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Bond Fund (the "Fund"), including the schedule of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond Fund at June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Boston, Massachusetts
August 24, 2012

78 Pioneer Bond Fund | Annual Report | 6/30/12

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 79

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                        Other Directorships
Held with the Fund        Length of Service    Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)      Trustee since 2006.  Chairman and Chief Executive Officer, Quadriserv,    Director, Broadridge Financial
Chairman of the Board     Serves until a       Inc. (technology products for securities lending     Solutions, Inc. (investor
and Trustee               successor trustee    industry) (2008 - present); private investor (2004   communications and securities
                          is elected or        - 2008); and Senior Executive Vice President, The    processing provider for
                          earlier retirement   Bank of New York (financial and securities           financial services industry)
                          or removal.          services) (1986 - 2004)                              (2009 - present); Director,
                                                                                                    Quadriserv, Inc. (2005 -
                                                                                                    present); and Commissioner,
                                                                                                    New Jersey State Civil Service
                                                                                                    Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)        Trustee since 2005.  Managing Partner, Federal City Capital Advisors      Director of Enterprise
Trustee                   Serves until a       (corporate advisory services company) (1997 - 2004   Community Investment, Inc.
                          successor trustee    and 2008 - present); Interim Chief Executive         (privately held affordable
                          is elected or        Officer, Oxford Analytica, Inc. (privately held      housing finance company) (1985
                          earlier retirement   research and consulting company) (2010); Executive   - 2010); Director of Oxford
                          or removal.          Vice President and Chief Financial Officer, I-trax,  Analytica, Inc. (2008 -
                                               Inc. (publicly traded health care services           present); Director of The
                                               company) (2004 - 2007); and Executive Vice           Swiss Helvetia Fund, Inc.
                                               President and Chief Financial Officer, Pedestal      (closed-end fund) (2010 -
                                               Inc. (internet-based mortgage trading company)       present); and Director of New
                                               (2000 - 2002)                                        York Mortgage Trust (publicly
                                                                                                    traded mortgage REIT) (2004 -
                                                                                                    2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Bond Fund | Annual Report | 6/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                        Other Directorships
held with the Fund        Length of Service    Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (64)         Trustee since 1997.  Chairman, Bush International, LLC                    Director of Marriott
Trustee                   Serves until a       (international financial advisory firm) (1991 -        International, Inc. (2008 -
                          successor trustee    present); Senior Managing Director, Brock            present); Director of Discover
                          is elected or        Capital Group, LLC (strategic business               Financial Services (credit card
                          earlier retirement   advisors) (2010 - present); Managing Director,       issuer and electronic payment
                          or removal.          Federal Housing Finance Board (oversight of          services) (2007 - present);
                                               Federal Home Loan Bank system) (1989 - 1991);        Former Director of Briggs &
                                               Vice President and Head of International             Stratton Co. (engine
                                               Finance, Federal National Mortgage Association       manufacturer) (2004 - 2009);
                                               (1988 - 1989); U.S. Alternate Executive              Former Director of UAL
                                               Director, International Monetary Fund (1984 -        Corporation (airline holding
                                               1988); Executive Assistant to Deputy Secretary       company) (2006 - 2010); Director
                                               of the U.S. Treasury, U.S. Treasury Department       of ManTech International
                                               (1982 - 1984); and Vice President and Team           Corporation (national security,
                                               Leader in Corporate Banking, Bankers Trust Co.       defense, and intelligence
                                               (1976 - 1982)                                        technology firm) (2006 -
                                                                                                    present); Member, Board of
                                                                                                    Governors, Investment Company
                                                                                                    Institute (2007 - present);
                                                                                                    Member, Board of Governors,
                                                                                                    Independent Directors Council
                                                                                                    (2007 - present); Former
                                                                                                    Director of Brady Corporation
                                                                                                    (2000 - 2007); Former Director
                                                                                                    of Mortgage Guaranty Insurance
                                                                                                    Corporation (1991 - 2006);
                                                                                                    Former Director of Millennium
                                                                                                    Chemicals, Inc. (commodity
                                                                                                    chemicals) (2002 - 2005); Former
                                                                                                    Director, R.J. Reynolds Tobacco
                                                                                                    Holdings, Inc. (tobacco)
                                                                                                    (1999-2005); and Former Director
                                                                                                    of Texaco, Inc. (1997 - 2001)
------------------------------------------------------------------------------------------------------------------------------------

                                  Pioneer Bond Fund | Annual Report | 6/30/12 81

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                         Other Directorships
held with the Fund       Length of Service     Principal Occupation                                 Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman     Trustee since 2008.   William Joseph Maier Professor of Political          Trustee, Mellon Institutional
(67)                     Serves until a        Economy, Harvard University (1972 - present)         Funds Investment Trust and
Trustee                  successor trustee is                                                       Mellon Institutional Funds
                         elected or earlier                                                         Master Portfolio (oversaw 17
                         retirement or                                                              portfolios in fund complex)
                         removal.                                                                   (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham     Trustee since 1996.   Founding Director, Vice President and Corporate      None
(65)                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
Trustee                  successor trustee is  firm) (1982-present); Desautels Faculty of
                         elected or earlier    Management, McGill University (1999 - present); and
                         retirement or         Manager of Research Operations and Organizational
                         removal.              Learning, Xerox PARC, Xerox's advance research
                                               center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64) Trustee since 1996.   President and Chief Executive Officer, Newbury,      Director of New America High
Trustee                  Serves until a        Piret & Company, Inc. (investment banking firm)      Income Fund, Inc. (closed-end
                         successor trustee is  (1981 - present)                                     investment company) (2004 -
                         elected or earlier                                                         present); and member, Board of
                         retirement or                                                              Governors, Investment Company
                         removal.                                                                   Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)     Trustee since 2012.   Senior Counsel, Sullivan & Cromwell LLP (law firm)    Director, The Swiss Helvetia
Trustee                  Serves until a        (1998 - present); and Partner, Sullivan & Cromwell   Fund, Inc. (closed-end
                         successor trustee is  LLP (prior to 1998)                                  investment company); and
                         elected or earlier                                                         Director, Invesco, Ltd.
                         retirement or                                                              (formerly AMVESCAP, PLC)
                         removal.                                                                   (investment manager)
                                                                                                    (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Bond Fund | Annual Report | 6/30/12

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                             Other Directorships
held with the Fund        Length of Service     Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*  Trustee since 1996.   Non-Executive Chairman and a director of Pioneer         None
Trustee and President     Serves until a        Investment Management USA Inc. ("PIM-USA"); Chairman
                          successor trustee is  and a director of Pioneer; Chairman and Director of
                          elected or earlier    Pioneer Institutional Asset Management, Inc. (since
                          retirement or         2006); Director of Pioneer Alternative Investment
                          removal.              Management Limited (Dublin) (until October 2011);
                                                President and a director of Pioneer Alternative
                                                Investment Management (Bermuda) Limited and affiliated
                                                funds; Deputy Chairman and a director of Pioneer
                                                Global Asset Management S.p.A. ("PGAM") (until April
                                                2010); Director of PIOGLOBAL Real Estate Investment
                                                Fund (Russia) (until June 2006); Director of Nano-C,
                                                Inc. (since 2003); Director of Cole Management Inc.
                                                (2004 - 2011); Director of Fiduciary Counseling, Inc.
                                                (until December 2001); President and Director of
                                                Pioneer Funds Distributor, Inc. ("PFD") (until May
                                                2006); President of all of the Pioneer Funds; and
                                                Retired Partner, Wilmer Cutler Pickering Hale and Dorr
                                                LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)* Trustee since 2007.   Director, CEO and President of PIM-USA (since February   None
Trustee and Executive     Serves until a        2007); Director and President of Pioneer and Pioneer
Vice President            successor trustee is  Institutional Asset Management, Inc. (since February
                          elected or earlier    2007); Executive Vice President of all of the Pioneer
                          retirement or         Funds (since March 2007); Director of PGAM (2007 -
                          removal.              2010); Head of New Europe Division, PGAM (2000 -
                                                2005); and Head of New Markets Division, PGAM (2005 -
                                                2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                                  Pioneer Bond Fund | Annual Report | 6/30/12 83

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                                 Other Directorships
held with the Fund          Length of Service       Principal Occupation                                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)  Since 2010. Serves at   Vice President and Associate General Counsel of Pioneer    None
Secretary                   the discretion of the   since January 2008 and Secretary of all of the Pioneer
                            Board.                  Funds since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May 2010; and
                                                    Vice President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)      Since 2010. Serves at   Fund Governance Director of Pioneer since December 2006    None
Assistant Secretary         the discretion of the   and Assistant Secretary of all the Pioneer Funds since
                            Board.                  June 2010; Manager - Fund Governance of Pioneer from
                                                    December 2003 to November 2006; and Senior Paralegal of
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)           Since 2010. Serves at   Counsel of Pioneer since June 2007 and Assistant           None
Assistant Secretary         the discretion of the   Secretary of all the Pioneer Funds since June 2010; and
                            Board.                  Vice President and Counsel at State Street Bank from
                                                    October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)        Since 2008. Serves at   Vice President - Fund Treasury of Pioneer; Treasurer of    None
Treasurer                   the discretion of the   all of the Pioneer Funds since March 2008; Deputy
                            Board.                  Treasurer of Pioneer from March 2004 to February 2008;
                                                    and Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)       Since 2000. Serves at   Assistant Vice President - Fund Treasury of Pioneer;       None
Assistant Treasurer         the discretion of the   and Assistant Treasurer of all of the Pioneer Funds
                            Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)          Since 2002. Serves at   Fund Accounting Manager - Fund Treasury of Pioneer; and    None
Assistant Treasurer         the discretion of the   Assistant Treasurer of all of the Pioneer Funds
                            Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)       Since 2009. Serves at   Fund Administration Manager - Fund Treasury of Pioneer     None
Assistant Treasurer         the discretion of the   since November 2008; Assistant Treasurer of all of the
                            Board.                  Pioneer Funds since January 2009; and Client Service
                                                    Manager - Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

84 Pioneer Bond Fund | Annual Report | 6/30/12

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                                 Other Directorships
held with the Fund          Length of Service       Principal Occupation                                       Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)        Since 2010. Serves at   Chief Compliance Officer of Pioneer and of all the         None
Chief Compliance Officer    the discretion of the   Pioneer Funds since March 2010; Director of Adviser
                            Board.                  and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------

                                  Pioneer Bond Fund | Annual Report | 6/30/12 85

This page for your notes.

86 Pioneer Bond Fund | Annual Report | 6/30/12

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                                  Pioneer Bond Fund | Annual Report | 6/30/12 87

This page for your notes.

88 Pioneer Bond Fund | Annual Report | 6/30/12

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                                  Pioneer Bond Fund | Annual Report | 6/30/12 89

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90 Pioneer Bond Fund | Annual Report | 6/30/12

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                                  Pioneer Bond Fund | Annual Report | 6/30/12 91

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92 Pioneer Bond Fund | Annual Report | 6/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com



Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19398-06-0812

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $44,266 in 2012 and approximately $44,286 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2012 or 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2012 and $8,290 in 2011.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended June 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended June 30, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Bond Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2012

* Print the name and title of each signing officer under his or her signature.